EXHIBIT 10.1 202207671_6 CUSIP Numbers: Deal: 12572RAZ6 MC Revolver: 12572RBA0 USD Revolver: 12572RBB8 $2,250,000,000 AMENDED AND RESTATED CREDIT AGREEMENT Dated as of April 23, 2025 among CME GROUP INC., as Borrower, THE LENDERS PARTY HERETO, and BANK OF AMERICA, N.A, as Administrative Agent, BARCLAYS BANK PLC, BMO BANK N.A., CITIBANK, N.A., WELLS FARGO BANK, NATIONAL ASSOCIATION, BANK OF CHINA, NEW YORK BRANCH, LLOYDS BANK CORPORATE MARKETS PLC, MUFG BANK, LTD., JPMORGAN CHASE BANK, N.A., THE TORONTO-DOMINION BANK, NEW YORK BRANCH, and U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agents, and U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent BOFA SECURITIES, INC., BARCLAYS BANK PLC, BMO CAPITAL MARKETS CORP., CITIBANK, N.A., WELLS FARGO SECURITIES, LLC, BANK OF CHINA, NEW YORK BRANCH, LLOYDS BANK CORPORATE MARKETS PLC, MUFG BANK, LTD., JPMORGAN CHASE BANK, N.A., TD SECURITIES (USA) LLC, and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS Page -i- 202207671_6 ARTICLE I DEFINITIONS ........................................................................................................................ 1 1.01 Defined Terms ................................................................................................................... 1 1.02 Classification of Loans and Borrowings .......................................................................... 29 1.03 Terms Generally .............................................................................................................. 29 1.04 Accounting Terms; GAAP ............................................................................................... 29 1.05 Exchange Rates; Currency Equivalents ........................................................................... 29 1.06 Additional Alternative Currencies ................................................................................... 30 1.07 Change of Currency ......................................................................................................... 30 1.08 Letter of Credit Amounts ................................................................................................. 31 1.09 Times of Day ................................................................................................................... 31 1.10 Interest Rates; Licenses ................................................................................................... 31 1.11 Amendment and Restatement .......................................................................................... 32 ARTICLE II THE CREDITS ..................................................................................................................... 32 2.01 USD Commitments .......................................................................................................... 32 2.02 MC Commitments ............................................................................................................ 33 2.03 Committed Loans and Borrowings .................................................................................. 33 2.04 Requests for Committed Borrowings ............................................................................... 34 2.05 Funding of Committed Borrowings; Conforming Changes ............................................. 35 2.06 Interest Elections .............................................................................................................. 36 2.07 Swing Line Loans ............................................................................................................ 38 2.08 [Reserved] ........................................................................................................................ 41 2.09 Letters of Credit ............................................................................................................... 41 2.10 Termination, Reduction and Conversion of Commitments ............................................. 51 2.11 Repayment of Loans: Evidence of Debt .......................................................................... 53 2.12 Prepayment of Loans ....................................................................................................... 54 2.13 Fees .................................................................................................................................. 55 2.14 Interest ............................................................................................................................. 56 2.15 Illegality; Inability to Determine Rates ............................................................................ 56 2.16 Increased Costs ................................................................................................................ 61 2.17 Break Funding Payments ................................................................................................. 62 2.18 Taxes ................................................................................................................................ 63 2.19 Payments Generally: Pro Rata Treatment; Sharing of Set-offs ....................................... 67 2.20 Mitigation Obligations; Replacement of Lenders or Fronting Bank ............................... 69 2.21 Reserved........................................................................................................................... 70 2.22 Increase in Commitments ................................................................................................ 70 2.23 Cash Collateral ................................................................................................................. 71 2.24 Defaulting Lenders .......................................................................................................... 73 ARTICLE III REPRESENTATIONS AND WARRANTIES ................................................................... 75 3.01 Organization..................................................................................................................... 75 3.02 Authorization; Enforceability .......................................................................................... 75 3.03 No Conflicts, etc .............................................................................................................. 75 3.04 Financial Statements; No Material Adverse Change ....................................................... 75 3.05 Litigation .......................................................................................................................... 76

TABLE OF CONTENTS (continued) Page -ii- 202207671_6 3.06 Governmental Approvals ................................................................................................. 76 3.07 Investment Company Act ................................................................................................ 76 3.08 Taxes ................................................................................................................................ 76 3.09 ERISA Compliance .......................................................................................................... 76 3.10 ERISA Representation ..................................................................................................... 77 3.11 Margin Regulations .......................................................................................................... 77 3.12 Compliance with Laws .................................................................................................... 77 3.13 OFAC ............................................................................................................................... 77 3.14 Anti-Corruption Laws ...................................................................................................... 77 3.15 Beneficial Ownership Certification ................................................................................. 77 3.16 Affected Financial Institutions ......................................................................................... 77 3.17 Covered Entities ............................................................................................................... 77 3.18 Outbound Investment Rules ............................................................................................. 78 ARTICLE IV CONDITIONS .................................................................................................................... 78 4.01 Closing Date .................................................................................................................... 78 4.02 Extension of Credit .......................................................................................................... 79 ARTICLE V AFFIRMATIVE COVENANTS .......................................................................................... 80 5.01 Financial Statements and Other Information ................................................................... 80 5.02 Notice of Default or Event of Default .............................................................................. 81 5.03 Maintenance of Existence ................................................................................................ 82 5.04 Payment of Tax Obligations ............................................................................................ 82 5.05 Maintenance of Insurance ................................................................................................ 82 5.06 Books and Records; Inspection Rights ............................................................................ 82 5.07 Compliance with Laws .................................................................................................... 82 5.08 Compliance with Environmental Laws ............................................................................ 82 5.09 Use of Proceeds ............................................................................................................... 82 5.10 Notice of Change in Debt Rating ..................................................................................... 82 5.11 Anti-Corruption Laws ...................................................................................................... 83 ARTICLE VI NEGATIVE COVENANTS ............................................................................................... 83 6.01 Consolidated Net Worth .................................................................................................. 83 6.02 Subsidiary Indebtedness .................................................................................................. 83 6.03 Liens ................................................................................................................................ 85 6.04 Fundamental Changes ...................................................................................................... 86 6.05 Use of Proceeds ............................................................................................................... 87 6.06 Sanctions .......................................................................................................................... 87 6.07 Anti-Corruption Laws ...................................................................................................... 87 6.08 Outbound Investment Rules ............................................................................................. 87 ARTICLE VII EVENTS OF DEFAULT ................................................................................................... 87 ARTICLE VIII ADMINISTRATIVE AGENT ......................................................................................... 89

TABLE OF CONTENTS (continued) Page -iii- 202207671_6 8.01 Appointment and Authority ............................................................................................. 89 8.02 Rights as a Lender ............................................................................................................ 89 8.03 Exculpatory Provisions .................................................................................................... 90 8.04 Reliance by Administrative Agent ................................................................................... 91 8.05 Delegation of Duties ........................................................................................................ 91 8.06 Resignation of Administrative Agent .............................................................................. 91 8.07 Non-Reliance on Administrative Agent and Other Lenders ............................................ 92 8.08 No Other Duties, Etc ........................................................................................................ 93 8.09 Administrative Agent May File Proofs of Claim ............................................................. 93 8.10 Recovery of Erroneous Payments .................................................................................... 94 ARTICLE IX MISCELLANEOUS ........................................................................................................... 94 9.01 Notices ............................................................................................................................. 94 9.02 Waivers; Amendments ..................................................................................................... 96 9.03 Expenses; Indemnity; Damage Waiver ............................................................................ 98 9.04 Successors and Assigns ................................................................................................. 100 9.05 Survival .......................................................................................................................... 105 9.06 Counterparts: Integration: Effectiveness ........................................................................ 106 9.07 Severability .................................................................................................................... 106 9.08 Right of Setoff ............................................................................................................... 106 9.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS ...................................................................................................................... 106 9.10 WAIVER OF JURY TRIAL .......................................................................................... 107 9.11 Headings ........................................................................................................................ 108 9.12 Confidentiality ............................................................................................................... 108 9.13 USA PATRIOT Act ....................................................................................................... 109 9.14 No Advisory or Fiduciary Responsibility ...................................................................... 109 9.15 Judgment Currency ........................................................................................................ 109 9.16 Electronic Execution ...................................................................................................... 110 9.17 Certain ERISA Matters .................................................................................................. 111 9.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions .............. 112 9.19 Acknowledgement Regarding Any Supported QFCs .................................................... 112

-v- 202207671_6 Schedules and Exhibits SCHEDULES: 1.01 -- Swing Line Lenders and Swing Line Fronting Commitments 2.01 -- USD Commitments 2.02 -- MC Commitments 2.14(f) -- Day Basis for Alternative Currencies 3.05 -- Litigation 3.06 -- Governmental Approvals 6.02 -- Existing Indebtedness 6.03 -- Existing Liens 9.01 -- Notice Addresses, EXHIBITS: A -- Form of Assignment and Assumption B -- [Reserved] C -- Form of Committed Borrowing Request/Interest Election Request D -- Form of Swing Line Loan Notice E-1 -- Form of USD Credit Facility Promissory Note E-2 -- Form of MC Credit Facility Promissory Note F -- Form of Joinder Agreement G-1-4 -- Forms of U.S. Tax Compliance Certificates

1 202207671_6 AMENDED AND RESTATED CREDIT AGREEMENT This AMENDED AND RESTATED CREDIT AGREEMENT Agreement of April 23, 2025, is made and entered into by and among CME GROUP INC., a Delaware corporation Borrower Lenders BANK OF AMERICA, N.A., as Administrative Agent, Fronting Bank and Several L/C Agent. WHEREAS Existing Lenders America, N.A., as Administrative Agent, are parties to that certain Credit Agreement, dated as of November 12, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date Existing Credit Agreement provide the Borrower with certain credit facilities; WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended and restated in order to, among other things, extend the maturity date of the credit facilities and make certain Restatement WHEREAS, the Borrower, the Lenders, and the Administrative Agent have agreed to and desire to amend and restate the Existing Credit Agreement on the terms and conditions set forth in this Agreement. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: Adjusted MC Credit Exposure Loans, plus (b) in the case of a Swing Line Lender, Swing Line Loans, plus (c) in the case of a Non-Swing Line Lender, participations in Swing Line Loans and (without duplication) obligations to purchase participations in Swing Line Loans of Swing Line Lenders, plus (d) the amount of L/C Obligations of such MC Lender on such date, in each case after giving effect to any Credit Extensions and/or prepayments or repayments of Credit Extensions on such date. Adjusted USD Credit Exposure Administrative Agent (or any of its designated branch offices or affiliates) in its capacity as administrative agent for the Lenders hereunder, or any successor administrative agent appointed pursuant to Section 8.06. Schedule 9.01 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders.

2 202207671_6 Administrative Questionnaire by or reasonably acceptable to the Administrative Agent, which may be amended or supplemented from time to time after the date hereof. Affected Financial Institution Financial Institution. Affiliate indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Agent Fee Letter Aggregate Commitments USD Commitments. The Aggregate Commitments as of the Closing Date are $2,250,000,000. Aggregate Credit Exposures Aggregate USD Credit Exposures. Aggregate MC Commitments Aggregate MC Commitments as of the Closing Date are $1,980,000,000. Aggregate MC Credit Exposures Aggregate USD Commitments The Aggregate USD Commitments as of the Closing Date are $270,000,000. Aggregate USD Credit Exposures Lenders. Agreed Currency Agreement Agreement Currency Section 9.19. Alternative Currency Dollars) that is approved in accordance with Section 1.06; provided that for each Alternative Currency, such requested currency is an Eligible Currency. Alternative Currency Committed Borrowing an Alternative Currency Daily Rate Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing, as the case may be. Alternative Currency Daily Rate Extension: (a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; and (b) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is

3 202207671_6 approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06; provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice. Alternative Currency Daily Rate Committed Borrowing a Committed Borrowing that bears interest based on the Alternative Currency Daily Rate. Alternative Currency Daily Rate Committed Borrowings shall be denominated in an Alternative Currency. Alternative Currency Daily Rate Loan Loans must be denominated in an Alternative Currency. Alternative Currency Equivalent denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent by reference to Bloomberg (or such other publicly available service for displaying exchange rates), to be the exchange rate for the purchase of such Alternative Currency with Dollars at approximately 11:00 a.m. on the date two (2) Business Days prior to the date as of which the foreign exchange computation is made; provided ministrative Agent using any reasonable method of determination it deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error). Alternative Currency Loan means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable. Alternative Currency Term Rate Credit Extension: (a) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate EURIBOR source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; (b) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06 plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06; provided, that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Alternative Currency Term Rate Committed Borrowing that bears interest based on the Alternative Currency Term Rate. Alternative Currency Term Rate Committed Borrowings shall be denominated in an Alternative Currency.

4 202207671_6 Alternative Currency Term Rate Loan Loans must be denominated in an Alternative Currency. Applicable Authority means with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of the applicable Relevant Rate, in each case acting in such capacity. Applicable Issuing Party Bank and (b) in the case of Several Letters of Credit, the Several L/C Agent. applicable law laws binding upon such Person or to which such a Person is subject including, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. Applicable Margin based upon the Debt Rating as set forth below: Applicable Margin Pricing Level Debt Ratings Commitment Fee Term SOFR Loans Alternative Currency Daily Rate Loans Alternative Currency Term Rate Loans + Letter of Credit Fee Base Rate Loans 1 AA / Aa2 or better 0.070% 0.625% 0.000% 2 AA- / Aa3 0.080% 0.750% 0.000% 3 A+ / A1 0.100% 0.875% 0.000% 4 A / A2 0.125% 1.000% 0.000% 5 A- / A3 or less 0.150% 1.125% 0.125% Debt Rating Debt Ratings -credit- enhanced, senior unsecured long-term debt; provided that (a) if the respective Debt Ratings issued by the foregoing rating agencies differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if there is only one Debt Rating, the Pricing Level that is one level lower than that of such Debt Rating shall apply; and (d) if the Borrower does not have any Debt Rating, Pricing Level 5 shall apply.

5 202207671_6 Initially, the Applicable Margin shall be determined based upon the Debt Rating specified in the certificate delivered pursuant to Section 4.01(h). Thereafter, each change in the Applicable Margin resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change. ch rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating most recently in effect prior to such change or cessation. Applicable Percentage Commitment, subject to adjustment as provided in Section 2.24, provided that, if the Aggregate MC Commitments (and the option of the Fronting Bank, in its sole discretion, and the obligation of the Lenders to make L/C Credit Extensions and the obligation of the Swing Line Lenders to make Swing Line Loans) have terminated or expired, such Applicable Percentage shall be determined based upon the percentage of the Aggregate MC Credit Exposures MC Credit Exposure and (ii) with respect to the USD Credit Facility and any USD Lender, the percentage of the Aggregate USD Commitments represented Section 2.24, provided that, if the Aggregate USD Commitments have terminated or expired, such Applicable Percentage shall be determined based upon the percentage of the Aggregate USD Credit Exposures represented by such . The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or Schedule 2.02, as applicable, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. Applicable Swing Line Percentage Swing Line Lender, the percentage of the Swing Line Fronting Commitments of all the Swing Line Lenders represented by such Swing Line Fronting Commitment, subject to adjustment as provided in Section 2.24, provided that, if the obligation of the Swing Line Lenders to make Swing Line Loans has terminated or expired, such Applicable Swing Line Percentage shall be determined based upon the percentage of the outstanding amount of all Swing Line Loans represented by such Swing Swing Line Loans. The initial Applicable Swing Line Percentage of each Swing Line Lender is set forth opposite the name of such Swing Line Lender on Schedule 1.01, or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto as a Swing Line Lender, as applicable. Applicable Time borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be reasonably determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. Approved Fund Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. Arrangers BofA Securities Inc., in its capacity as a joint lead arranger, Barclays Bank PLC, in its capacity as a joint lead arranger, BMO Capital Markets Corp., in its capacity as a joint lead arranger, Citibank, N.A., in its capacity as a joint lead arranger, Wells Fargo Securities, LLC, in its capacity as a joint lead arranger, Bank of China, New York Branch, in its capacity as a joint lead arranger, Lloyds Bank Corporate Markets plc, in its capacity as a joint lead arranger, MUFG Bank, Ltd., in its capacity as a joint lead arranger, JPMorgan Chase Bank, N.A., in its capacity as a joint lead arranger, TD Securities (USA) LLC, in its capacity as a joint lead arranger and U.S. Bank National Association, in its capacity as a joint lead arranger.

6 202207671_6 Assignment and Assumption Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent in compliance with Section 9.04. Bail-In Action -Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. Bail-In Legislation means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). Bank of America Base Rate means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly , (c) Term SOFR plus 1.00% and (d) 1.00%. point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.15 hereof, then the Base Rate shall be the greater of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. Base Rate Committed Borrowing a Committed Borrowing that bears interest based on the Base Rate. All Base Rate Committed Borrowings shall be denominated in Dollars. Base Rate Loan a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. Beneficial Ownership Certification ownership required by the Beneficial Ownership Regulation. Beneficial Ownership Regulation Benefit Plan of ERISA) sponsored, maintained, contributed to or established by the Borrower or any Subsidiary or, with respect to any such plan that is subject to Sections 412, 430, 431, 432 and 436 of the Code or Title IV of ERISA, any ERISA Affiliate. Board of America. Borrower

7 202207671_6 Borrower Materials Section 5.01. Borrowing n MC Committed Borrowing, including an Alternative Currency Committed Borrowing, or a Swing Line Borrowing, as the context may require. Business Day commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the is located; provided that: (i) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Alternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan, means a Business Day that is also a TARGET Day; (ii) if such day relates to any interest rate settings as to an Alternative Currency Loan denominated in Sterling, means a day other than a day banks are closed for general business in London because such day is a Saturday, Sunday or a legal holiday under the laws of the United Kingdom; and (iii) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Euro in respect of an Alternative Currency Loan denominated in a currency other than Euro, or any other dealings in any currency other than Euro to be carried out pursuant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. Capital Lease conveying the right to use) real or personal property, or a combination thereof, required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. Capital Lease Obligations rent or other amounts under any Capital Lease, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. Cash Collateralize Agent, for the benefit of, as applicable, one or more of the Fronting Bank, the Several L/C Agent, the Administrative Agent or applicable Swing Line Lender and the Lenders, as collateral for obligations in respect of Swing Line Loans or Letters of Credit, or obligations of Lenders to fund participations in respect thereof (as the context may require), cash or deposit account balances or, if the applicable Fronting Bank, Several L/C Agent, Administrative Agent or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to (a) the Administrative Agent and (b) the applicable Fronting Bank, Several L/C Agent or Swing Line Len Cash Collateral include the proceeds of such cash collateral and other credit support. Change in Control beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof),

8 202207671_6 of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by, or whose election was approved by, the board of directors of the Borrower nor (ii) appointed by directors so nominated or elected. Change in Law the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, or any rules, regulations, interpretations, guidelines or directives promulgated thereunder or issued in connection therewith or in the implementation thereof, or (y) any requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III , (b) without limitation of clause (a) above, (i) the adoption of any law, rule, regulation or treaty after the Closing Date, (ii) any change in any law, rule or regulation or in the interpretation, administration, implementation or application thereof by any Governmental Authority after the Closing Date or (iii) compliance by any Lender (or, for purposes of Section 2.16(b), by any Lending Office of such Lender or the force of law) of any Governmental Authority made, issued or implemented after the Closing Date. Clearinghouse Facility (i) that certain Credit Agreement dated as of November 2, 2017 Initial Clearinghouse Agreement Chicago Mercantile Exchange , each of the banks and other financial institutions from time to time party thereto, Bank of America, N.A., as Administrative Agent, Citibank, N.A., as Collateral Agent and Citibank, N.A., as Collateral Monitoring Agent, as amended, restated, supplemented, increased, extended, renewed, replaced, refinanced, in whole or in part (with the same or other lenders or agents) and pursuant to one or more agreements or otherwise modified from time to time, and (ii) any similar credit facility entered into by any other Subsidiary of the Borrower carrying on substantially the same business (or any reasonable extension thereof) in any location, as the business conducted by Chicago Mercantile Exchange on the Closing Date, in each case of clauses (i) and (ii) so long as in the event of any such amendment, restatement, supplement, increase, extension, renewal, replacement, refinancing, modification, or similar credit facility, the proceeds thereof are to be used for purposes of the same general type (including without limitation any reasonable extension or expansion thereof) as in the Initial Clearinghouse Agreement. Closing Date Section 4.01 are satisfied (or waived in accordance with Section 9.02). CME Code Committed Borrowing n MC Committed Borrowing, as the context may require. Committed Borrowing Request Borrowing or an MC Committed Borrowing in accordance with Sections 2.01, 2.02 or 2.04 as applicable. Committed Loan n MC Committed Loan, as the context may require.

9 202207671_6 Communication amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. Conforming Changes means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR, SONIA or any proposed Successor Rate for an Agreed Currency, as applicable, any conforming changes to the definitions of Base Rate , SOFR , SONIA , Interest Period , timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of Business Day , timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods and the day basis for calculating interest for an agreed currency listed on Schedule 2.14(f)) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s), and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). Consolidated Net Worth GAAP as in effect on the Closing Date, be included on a consolidated balance sheet of the Borrower and Control direction of the management or policies of a Person, whether through the ability to exercise voting power, Controlling Controlled Covered Entity Section 9.19(b). Credit Extension /or (b) an L/C Credit Extension. Daily Simple SOFR Debt Rating -credit-enhanced, senior unsecured long-term debt. Debtor Relief Laws all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States of America or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. Default Article VII whether or not any requirement for the giving of notice, lapse of time or both has been satisfied. Default Rate has the meaning specified in Section 2.14(d). Defaulting Lender Section 2.24(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that

10 202207671_6 (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing and shall not have been waived pursuant to Section 9.02) has not been satisfied, or (ii) pay to the Administrative Agent, the Fronting Bank, the Several L/C Agent, the Swing Line Lenders or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Fronting Bank, the Several L/C Agent or a Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder or under other agreements in which it commits to extend credit, or has made a public statement to that effect (unless such writing or Loan hereunder and states that such position together with any applicable default, shall be specifically identified in such writing or public statement and has not been waived pursuant to Section 9.02) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.24(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the Fronting Bank, the Several L/C Agent, the Swing Line Lenders and each other Lender promptly following such determination. Designated Jurisdiction territory itself, or its government, is the subject of any comprehensive Sanction. Disposition Dispose one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. Dividing Person Division Dividing Person arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

11 202207671_6 Dollar Equivalent means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with such Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion) and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent pursuant to clauses (b) or (c) above shall be conclusive absent manifest error. Dollars $ Drawing Request Section 2.09(c)(i). EEA Financial Institution in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. EEA Member Country Liechtenstein, and Norway. EEA Resolution Authority entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. Electronic Copy Section 9.16. Electronic Record Electronic Signature respectively, by 15 USC §7006, as it may be amended from time to time. Eligible Assignee Section 9.04(b)(v) through (viii) (subject to such consents, if any as may be required under Section 9.04(b)(iii)). Eligible Currency freely transferable and convertible into Dollars in the international interbank market available to the Lenders in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the Lenders of any currency as an Alternative Currency (or if, with respect to any currency that constitutes an Alternative Currency on the Closing Date, after the Closing Date), any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Required MC Lenders, (a) such currency no longer being readily available, freely transferable and convertible into Dollars, (b) a Dollar Equivalent is no longer readily calculable with respect to such currency, (c) providing such currency is impracticable for the MC Lenders or (d) such currency is no longer a currency in which the Required MC Lenders are willing to make such Credit Extensions (each

12 202207671_6 of clauses (a), (b), (c), and (d) Disqualifying Event notify the Lenders and the Borrower, and such currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist(s). Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars, subject to the other terms contained herein. Environmental Laws decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters. Equity Interests interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. ERISA Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. ERISA Affiliate with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code. ERISA Event the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Multiemployer the filing pursuant to Section 412(c) of the Code or Section 303(e) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan or Multiemployer Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. EU Bail-In Legislation Schedule -In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. EURIBOR Currency Term Rate. Euro Event of Default Article VII.

13 202207671_6 Exchange Act Excluded Taxes Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or applicable Lending Office located in, the jurisdiction imposing such Tax or (ii) that are Other Connection Taxes, (b) in the case of any Lender, any U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than with respect to an assignee pursuant to a request by the Borrower under Section 2.20(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.18, Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes omply with Section 2.18(e), and (d) any U.S. federal withholding taxes imposed pursuant to FATCA. Existing Agreement has the meaning specified in the introductory paragraphs hereto. Existing Lenders Facility means the MC Credit Facility or the USD Credit Facility, as the context may require. FATCA means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing. Federal Funds Rate means, for any day, the rate per annum calculated by the Federal determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Fee Letters (a) that certain letter agreement dated as of February 28, 2025 among the Borrower, the Administrative Agent and BofA Securities, Inc. Agent Fee Letter (b) that certain letter agreement dated as of April 15, 2025 among the Borrower, Barclays Bank, PLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Bank of China, New York Branch, Lloyds Bank Corporate Markets plc, MUFG Bank, Ltd., JPMorgan Chase Bank, N.A., TD Securities (USA) LLC and U.S. Bank National Association. Financial Officer assistant treasurer of the Borrower and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Borrower designated in or pursuant to an agreement between the Borrower and the Administrative Agent. Any document delivered hereunder that

14 202207671_6 is signed by a Financial Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Financial Officer shall be conclusively presumed to have acted on behalf of the Borrower. Foreign Lender a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. Fronted Letter of Credit the Lenders purchase a risk participation pursuant to Section 2.09 which shall be substantially the form as may be agreed by the Borrower and the Fronting Bank. Fronting Bank Lender selected by the Borrower and consented to by such Lender and the Administrative Agent, each in its sole discretion. References to the Fronting Bank shall be deemed to refer to the Fronting Bank in respect of the applicable Letter of Credit or to all Fronting Banks, as the context may require. Fronting Exposure Swing Line Lender or the Fronting Bank (x) Applicable Percentage of Swing Line Loans of such Swing Line Lender other than Swing participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof or (y) Applicable Percentage of the outstanding L/C Obligations with respect to Fronted Letters of Cr has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, as the case may be. Fund y Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. GAAP set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and as in effect from time to time, subject to the provisions of Section 1.04; provided that for purposes of this Agreement, the determination of whether a lease is a Capital Lease or an operating lease shall be determined in accordance with GAAP as applied by the Borrower and in effect prior to December 15, 2018. Governmental Authority other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including the Financial Conduct Authority, the Prudential Regulation Authority and any supra national bodies such as the European Union or the European Central Bank). Guarantee guarantor otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness primary obligor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to

15 202207671_6 purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit issued to support such Indebtedness; provided in the ordinary course of business. Hazardous Materials hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. Honor Date Section 2.09(c)(i). Increase Effective Date Section 2.22(d). Indebtedness for borrowed money (other than a daylight overdraft incurred by such Person), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit to the extent of any amounts drawn thereunder and (i) all obligations, shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Indemnified Taxes otherwise described in (a), Other Taxes. Indemnitee Section 9.03(b). Information Section 9.12. Interest Election Request Borrowing in accordance with Section 2.06. Interest Payment Date Day of each March, June, September and December, (b) with respect to any Swing Line Loan, the last Business Day of each March, June, September and December, (c) with respect to any Term SOFR Loan or Alternative Currency Term Rate Loan , the last day of the Interest Period applicable to such Loan, (d) with respect to a Term SOFR Loan or Alternative Currency Term Rate Loan

16 202207671_6 such Interest Period and (e) as to any Alternative Currency Daily Rate Loan, the last Business Day of each month and the Maturity Date. Interest Period means as to each Term SOFR Loan or Alternative Currency Term Rate Loan, the period commencing on the date such Term SOFR Loan or Alternative Currency Term Rate Loan, as applicable, is disbursed or converted to or continued as a Term SOFR Loan or Alternative Currency Term Rate Loan, as applicable, and ending on the date one, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice (in the case of each requested Interest Period, subject to availability); provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan or Alternative Currency Term Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period pertaining to a Term SOFR Loan or Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Maturity Date. IRS ISP International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). Issuer Documents Application, and any other document, agreement and instrument entered into by the Applicable Issuing Party and the Borrower (or, if applicable, any Subsidiary as an applicant for such Letter of Credit) or in favor of the Applicable Issuing Party and relating to such Letter of Credit. L/C Advance Credit, the amount funded by such Lender in accordance with Section 2.09(c)(iv). L/C Credit Extension the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. L/C Issuer has issued such Letter of Credit and (b) with respect to a Several Letter of Credit, each MC Lender. L/C Obligations to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.08. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be Obligations held by any Lender, a Lender shall be deemed to hold an amount equal to the sum of (a) the

17 202207671_6 participation in all outstanding Fronted Letters of Credit, and (c) its L/C Advances. The L/C Obligation of the Borrower shall be the aggregate amount available to be drawn under all outstanding Letters of Credit issued for the account of the Borrower and its subsidiaries plus the aggregate of all Unreimbursed Amounts owed by the Borrower. Laws treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. Lender Party means collectively, the Lenders, each Swing Line Lender and each L/C Issuer. Lenders Schedule 2.01 and Schedule 2.02 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or pursuant to Section 2.22, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption, and includes, as the context may require, each Swing Line Lender. Lending Office from time to time notify the Borrower and the Administrative Agent which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. Letter of Credit the Borrower or any of its Subsidiaries, in each case for regulatory or general corporate purposes. All Letters of Credit shall be denominated in Dollars. Letter of Credit Application or amendment of a Letter of Credit in the form from time to time in use by the Applicable Issuing Party. Letter of Credit Expiration Date (or, if such day is not a Business Day, the next preceding Business Day). Letter of Credit Fee Section 2.09(h). Letter of Credit Sublimit $250,000,000 and (b) the Aggregate MC Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate MC Commitments. Letter of Credit Termination Date its terms. Lien pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

18 202207671_6 Loan Documents herewith, each Issuer Document (to the extent such Issuer Document is not inconsistent with the terms of this Agreement as reasonably determined by the Administrative Agent), any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.23. Loans in the form of a Committed Loan or a Swing Line Loan, as the context may require. Margin Regulations from time to time. Material Adverse Effect the business or financial condition of the Borrower and the Subsidiaries taken as a whole or (b) a material impairment of the rights and remedies of the Administrative Agent and the Lenders taken as a whole under this Agreement and any promissory note furnished to a Lender pursuant to Section 2.11(g), or of the ability of the Borrower to perform its material obligations taken as a whole under such documents. Material Indebtedness respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $250,000,000. For purposes of determining Material Indebtedness, Agreements at any time shall be the net aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreements were terminated at such time. Maturity Date April 23, 2030. MC Agent Notice Time Section 2.07(b)(ii). MC Availability Period excluding the earlier of (a) the Maturity Date, (b) the date of termination of the Aggregate MC Commitments pursuant to Section 2.10, and (c) the date of termination of the MC Commitment of each MC Lender to make MC Committed Loans, the obligation of each Swing Line Lender to make Swing Line Loans and of the option of the Fronting Bank, in its sole discretion, and the obligation of the Lenders, to make L/C Credit Extensions pursuant to Article VII. MC Borrower Notice Time Section 2.07(b)(i). MC Commitment Swing Line Loans and to issue and participate in the issuance, extension and renewal of Letters of Credit for the account of the Borrower, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender s name on Schedule 2.02 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its MC Commitment, as applicable, as such amount may be (a) reduced or increased from time to time pursuant to Section 2.10; (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; and (c) increased from time to time pursuant to Section 2.22. MC Committed Borrowing means MC Committed Loans of the same Type, in the same currency, made, converted or continued on the same date and, in the case a Term SOFR Borrowing or an Alternative Currency Term Rate Committed Borrowing, as to which a single Interest Period is in effect.

19 202207671_6 MC Committed Loan , a Term SOFR Loan or an Alternative Currency Loan made to the Borrower by an MC Lender pursuant to Section 2.02. MC Committed Loans may be denominated in Dollars or Alternative Currencies. MC Credit Exposure Equivalent amount of the sum of (a) Loans, plus (b) in the case of a Swing Line Lender, Swing Line Loans (less the amount of participations of other Lenders and (without duplication) obligations of other Lenders to purchase participations in such Swing Line Loans), plus (c) in the case of a Non-Swing Line Lender, Swing Line Loans and (without duplication) obligations to purchase participations in Swing Line Loans of Swing Line Lenders, plus (d) the amount of L/C Obligations of such MC Lender on such date, in each case after giving effect to any Credit Extensions and/or prepayments or repayments of Credit Extensions on such date. MC Credit Facility Sections 2.02 and 2.04 providing for MC Committed Loans to or for the benefit of the Borrower by the MC Lenders in the maximum aggregate amount of the Aggregate MC Commitments, the facility described in Section 2.07 providing for Swing Line Loans to or for the benefit of the Borrower by the Swing Line Lenders in the maximum aggregate amount of the Swing Line Sublimit, and the facility described in Section 2.09 providing for the issuance, extension and renewal of Letters of Credit to or for the benefit of the Borrower by the Fronting Bank or the Several L/C Agent and Lenders in the maximum aggregate amount of the Letter of Credit Sublimit, in each case as adjusted from time to time pursuant to the terms of this Agreement. MC Lender n MC Commitment or, following termination of the MC Commitments, has MC Credit Exposure, and includes each Swing Line Lender. MC Loans and Swing Line Loans. Ratings and any successor thereto. Multiemployer Plan ERISA to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has made or been obligated to make contributions or to which the Borrower or any ERISA Affiliate has any liability (contingent or otherwise). Non-Swing Line Lender those MC Lenders which are not Swing Line Lenders. Obligations duties of the Borrower arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the foregoing, the Obligations include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, indemnities and other amounts payable by the Borrower under any Loan Document and (b) the obligation of the Borrower to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Loan Parties. OFAC the Treasury.

20 202207671_6 Other Connection Taxes of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). Other Scheduled Unavailability Date Section 2.15(b)(iii). Other Successor Rate Section 2.15(b)(iii). Other Taxes recording, filing or similar Taxes arising from any payment made hereunder or from the execution, delivery enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment or other transfer that occurs as a result of the Borro request pursuant to Section 2.20). Outbound Investment Rules with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et. seq. Overnight Rate Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent or the applicable Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Participant Section 9.04. Participant Register Section 9.04(d). Participating Member State adopts or has adopted the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. PBGC ERISA and any successor entity performing similar functions. Permitted Encumbrances (a) Liens imposed by law for taxes, assessments, levies or governmental charges of any Governmental Authority, in each case that are not yet overdue by more than 60 days or are being contested in good faith (and, if necessary, by appropriate proceedings) for which adequate reserves have been established in accordance with GAAP; (b) Liens imposed by law or which arise by operation of law and which are incurred

21 202207671_6 (c) Liens incurred or pledges or deposits made in the ordinary course of business in regulations; (d) Liens incurred or pledges or deposits made to secure the performance of bids, trade contracts, tenders, leases, statutory obligations, surety, customs and appeal bonds, performance bonds, customer deposits and other obligations of a similar nature, in each case in the ordinary course of business; (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; (f) easements, zoning restrictions, rights-of-way, leases, subleases and similar charges, minor defects or irregularities in title and other similar encumbrances on the real property of such Person imposed by law or arising in the ordinary course of business that do not secure any monetary obligations (other than customary maintenance requirements) and which could not reasonably be expected to have a Material Adverse Effect; (g) statutory and common law rights of set-off and other similar rights and remedies as to deposits of cash, securities, commodities and other funds in favor of banks, other depositary institutions, securities or commodities intermediaries or brokerage, including contractual Liens on applicable accounts and assets therein granted in favor of such banks, other depositary institutions, securities or commodities intermediaries or brokerage; (h) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the Uniform Commercial Code in effect in the relevant jurisdiction and covering only the items being collected upon; (i) Liens of sellers of goods to the Borrower or a Subsidiary arising under Article 2 of the Uniform Commercial Code in effect in the relevant jurisdiction or similar provisions of applicable law in the ordinary course of business; (j) any interest or title of a lessor, licensor or sublessor under any lease, license or sublease (other than a Capital Lease or Synthetic Lease) entered into by the Borrower or a Subsidiary in the ordinary course of business; (k) leases or subleases of personal property of the Borrower or a Subsidiary or licenses of patents, trademarks, copyrights or other intellectual property rights of the Borrower or any Subsidiary granted in the ordinary course of business and which could not reasonably be expected to have a Material Adverse Effect; and (l) Liens consisting of an agreement to sell, transfer or Dispose of any asset (to the extent such sale, transfer or Disposition is not prohibited by this Agreement); provided Person venture, association, company, partnership, Governmental Authority or other entity. Plan to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section

22 202207671_6 Borrower or any ERISA Affiliate has any liability (contingent or otherwise). Platform Section 5.01. PTE Labor, as any such exemption may be amended from time to time. Public Lender Section 5.01. Recipient Administrative Agent, any Lender, the Several L/C Agent, the Fronting Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder. Restatement Register Section 9.04. Regulated Subsidiary organization, designated contract market, swap execution facility, swap data repository, systemically important financial institution, recognized clearing house, recognized investment exchange, broker, dealer, underwriter, insurance company or any similar entity or (ii) whose dividends may be restricted, whose activities may be limited or other regulatory actions with respect to such Subsidiary may be taken, in each case by applicable Governmental Authorities in the event that such Subsidiary does not maintain capital or liquidity at the level required by applicable Governmental Authorities. Reimbursement Date Section 2.09(c)(i). Reimbursement Time Section 2.09(c)(i). Related Parties partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, iliates. Relevant Rate Term SOFR, (b) Sterling, SONIA, and (c) Euros, EURIBOR, as applicable. Repo Clearing Facility any credit or other liquidity facility provided to a New Clearinghouse Subsidiary agreement clearinghouse operations so long as (i) such facility is only recourse to the New Clearinghouse Subsidiary and the Borrower and (ii) such facility either (A) is fully secured by marketable securities of the New Clearinghouse Subsidiary or its participants and includes a borrowing base requirement with customary advance rates for such types of facilities or (B) is a commercial paper program (which may be secured or unsecured), provided that the proceeds of such program are required to be used primarily to satisfy settlement obligations and such program is sized based on marketable securities posted to such New Clearinghouse Subsidiary which securities would be available to satisfy such settlement obligations pursuant to the rules of such New Clearinghouse Subsidiary. Request for Credit Extension continuation of Committed Loans, a Committed Borrowing Request, (b) with respect to a Borrowing, conversion or continuation of Swing Line Loans, a Swing Line Loan Notice, and (c) with respect to an L/C Credit Extension, a Letter of Credit Application.

"Required Lenders" means, at any time, Lenders having more than 50% of Aggregate Commitments, or if the Commitment of each Lender to make Loans, the obligations of the Swing Line Lenders to make Swing Line Loans and the option of the Fronting Bank, in its sole discretion, and obligation of the MC Lenders, to make L/C Credit Extensions have been terminated pursuant to Article VII, Lenders holding in aggregate more than 50% of the Aggregate Credit Exposure (with the aggregate amount of each Lender's risk participation and funded participation in Swing Line Loans and L/C Obligations being deemed "held" by such Lender for purposes of this definition) shall constitute "Required Lenders"; provided, that the Commitment of, and the portion of the Aggregate Credit Exposure held or deemed held by, any Defaulting Lender shall be excluded for the purposes of making a determination of Required Lenders (except that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or Fronting Bank, as the case may be, in making such determination).

"Required MC Lenders" means, at any time, MC Lenders having more than 50% of Aggregate MC Commitments at such time; provided that if the MC Commitment of each MC Lender to make MC Loans, the obligations of the Swing Line Lenders to make Swing Line Loans and the option of the Fronting Bank, in its sole discretion, and obligation of the MC Lenders, to make L/C Credit Extensions have been terminated pursuant to Article VII, MC Lenders holding in aggregate more than 50% of the Aggregate MC Credit Exposures (with the aggregate amount of each MC Lender's risk participation and funded participation in Swing Line Loans and L/C Obligations being deemed "held" by such MC Lender for purposes of this definition) shall constitute "Required MC Lenders"; provided further that, the MC Commitment of, and the portion of the Aggregate MC Credit Exposures held or deemed held by, any MC Lender which is a Defaulting Lender shall be excluded for the purposes of making a determination of Required MC Lenders (except that the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swing Line Lender or Fronting Bank, as the case may be, in making such determination).

"Required USD Lenders" means, at any time, USD Lenders having more than 50% of Aggregate USD Commitments at such time; provided that if the USD Commitment of each USD Lender to make USD Committed Loans have been terminated pursuant to Article VII, USD Lenders holding in aggregate more than 50% of the Aggregate USD Credit Exposure shall constitute "Required USD Lenders"; provided further that, the USD Commitment of, and the portion of the Aggregate USD Credit Exposure held or deemed held by, any USD Lender which is a Defaulting Lender shall be excluded for the purposes of making a determination of Required USD Lenders.

"Rescindable Amount" has the meaning as defined in Section 2.19(d).

"Resolution Authority" means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

"Revaluation Date" means, with respect to any MC Committed Loan, each of the following: (i) each date of an MC Committed Borrowing of an Alternative Currency Loan, (ii) each date of a continuation of an Alternative Currency Loan pursuant to Section 2.04, and (iii) such additional dates as the Administrative Agent in its reasonable discretion may, or at the direction of the Required MC Lenders or at the reasonable request of the Borrower, shall, determine from time to time.

23

202207671_6

24 202207671_6 Same Day Funds immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. Sanction(s) means any international economic sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His . S&P and any successor thereto. Senior Officer senior managing director, any corporate secretary, or any Financial Officer of the Borrower. Any document delivered hereunder that is signed by a Senior Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower and such Senior Officer shall be conclusively presumed to have acted on behalf of such Borrower. Several L/C Agent in its capacity as agent and attorney-in-fact for the Lenders in issuing and amending Several Letters of Credit, or any replacement Several L/C Agent. Schedule 9.01, or such other address as the Several L/C Agent may from time to time notify to the Borrower and the Lenders. Several Letter of Credit Lenders pursuant to which the Lenders are severally liable to the beneficiary which shall be in the form as may be agreed by the Borrower and the Several L/C Agent and which shall include reference to the Section 2.09(b). SGX Mutual Offset Agreement e mutual offset arrangement is designed to allow futures traders to manage overnight risk. Significant Subsidiary -102(w) of Regulation S-X under the Securities Act of 1933, as amended and in effect from time to time. SOFR the Federal Reserve Bank of New York (or a successor administrator). SOFR Adjustment means 0.10% (10 basis points). SONIA means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth (5th) Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such

25 202207671_6 determination date is not a Business Day, SONIA means such rate that applied on the first (1st) Business Day immediately prior thereto. SONIA Adjustment Special Notice Currency currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. Sterling £ subsidiary of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Subsidiary , other than DME Holdings, Ltd., a Bermuda exempted company, and its subsidiaries. Successor Rate has the meaning specified in Section 2.15. Swap Agreement attributes or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by, or salary deferred by, current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement. Swing Line Borrowing a Swing Line Loan pursuant to Section 2.07. Swing Line Fronting Commitment amount set forth in Schedule 1.01; provided that, (x) in no event shall the Swing Line Fronting Commitments of all the Swing Line Lenders exceed the Swing Line Sublimit and (y) except to the extent agreed to by any Swing Line Lender as permitted by Section 2.07(a), in no event shall the Swing Line Fronting Commitment of any Swing Line Lender exceed the MC Commitment of such Lender. Swing Line Lender Schedule 1.01, each in its capacity as provider of Swing Line Loans (through itself or through one of its designated Affiliates or Swing Line Fronting Commitment in connection with an assignment of its MC Commitment to an Eligible Assignee in accordance with Section 9.04. Swing Line Loan Section 2.07(a). Swing Line Loan Notice a Swing Line Borrowing pursuant to Section 2.07(b), which, if in writing, shall be substantially in the form of Exhibit D or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission

26 202207671_6 system as shall be approved by the Administrative Agent), appropriately completed and signed by a Financial Officer of the Borrower. Swing Line Rate Funds Rate in effect on such day plus 1/2 of 1% plus the Applicable Margin for Term SOFR Loans in effect on such day minus the percentage per annum in effect on such day applicable to commitment fees due to MC Lenders for such day in accordance with Section 2.13(b). Swing Line Sublimit $1,350,000,000 and (b) the Aggregate MC Commitments, as such amount may be adjusted from time to time pursuant to Section 2.10. The Swing Line Sublimit is part of, and not in addition to, the Aggregate MC Commitments. Synthetic Lease operating lease under GAAP but the liabilities under which are or would be characterized as indebtedness of such Person for tax purposes. Synthetic Lease Obligations rent or other amounts under any Synthetic Lease. T2 real time gross settlement system operated by the Eurosystem, or any successor system. TARGET Day T2 is open for the settlement of payments in Euro. Taxes fees, deductions, charges or withholdings (including backup withholding) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. Term SOFR (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day plus the SOFR Adjustment for such one month period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. Term SOFR Committed Borrowing a Committed Borrowing that bears interest based on Term SOFR. Term SOFR Committed Borrowings may only be denominated in Dollars.

27 202207671_6 Term SOFR Loan means a Committed Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. Term SOFR Scheduled Unavailability Date Section 2.15(b)(ii). Term SOFR Screen Rate -looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). Term SOFR Successor Rate has the meaning specified in Section 2.15(b)(ii). Tranche Conversion has the meaning set forth in Section 2.10(d). Transactions by the Borrower of this Agreement and the use of the proceeds thereof by the Borrower, the borrowing of Loans and the issuance, renewal and extension of Letters of Credit on and as of such date. Type interest on such Loan or on the Loans comprising such Borrowing, is determined by reference to the Base Rate, Term SOFR, an Alternative Currency Daily Rate, an Alternative Currency Term Rate, or in the case of a Swing Line Loan, the Swing Line Rate. UCC New York. UCP ICC version thereof as may be in effect at the applicable time). UK Financial Institution the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. UK Resolution Authority authority having responsibility for the resolution of any UK Financial Institution. Unfunded Pension Liability assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable plan year. Unreimbursed Amount Section 2.09(c)(ii). U.S. Government Securities Business Day day, except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

28 202207671_6 U.S. Person 7701(a)(30) of the Code. U.S. Entity means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States. U.S. Tax Compliance Certificate Section 2.18(e)(ii)(B)(3). USD Agent Notice Time Section 2.08(b)(ii). USD Availability Period , but excluding, the earlier of (a) the Maturity Date, (b) the date of termination of the Aggregate USD Commitments pursuant to Section 2.10, and (c) the date of termination of the USD Commitment of each USD Lender to make USD Committed Loans pursuant to Article VII. USD Commitment to make USD Committed Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its USD Commitment, as applicable, as such amount may be (a) reduced or increased from time to time pursuant to Section 2.10; (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04; and (c) increased from time to time pursuant to Section 2.22. USD Committed Borrowing converted or continued on the same date and, in the case of Term SOFR Loans, as to which a single Interest Period is in effect. USD Committed Loan Term SOFR Loan made to the Borrower by a USD Lender pursuant to Section 2.01. All USD Committed Loans shall be denominated in Dollars. USD Credit Exposure Extensions and/or prepayments or repayments of Credit Extensions on such date. USD Credit Facility Sections 2.01 and 2.04 providing for USD Committed Loans to or for the benefit of the Borrower by the USD Lenders in the maximum aggregate amount of the Aggregate USD Commitments, in each case as adjusted from time to time pursuant to the terms of this Agreement. USD Lender of the USD Commitments, has USD Credit Exposure. Withdrawal Liability or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. Write-Down and Conversion Powers Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion

29 202207671_6 powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred by Type. 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f ing and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. In the computation of periods of time from a specified date to a later specified date, the from from and including to until to but excluding through to and including Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, transfer or other Disposition, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, transfer or other Disposition, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each Division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent shall determine the Dollar Equivalent amounts of MC Committed Borrowings denominated in Alternative

30 202207671_6 Currencies. Such Dollar Equivalent shall become effective as of such Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrower hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes hereof shall be such Dollar Equivalent amount as so determined by the Administrative Agent. (b) Wherever in this Agreement in connection with an MC Committed Borrowing or conversion, continuation or prepayment thereof, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such MC Committed Borrowing or conversion, continuation or prepayment thereof is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent. 1.06 Additional Alternative Currencies. (a) The Borrower may from time to time request that Alternative Currency Loans under the MC Credit Facility be made in a currency other than provided that such requested currency is an Eligible Currency. Any such request shall be subject to the approval of the Administrative Agent and each of the MC Lenders. Loans denominated in such other currencies shall only be available under the MC Credit Facility. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m. New York time, ten (10) Business Days prior to the date of the desired MC Committed Borrowing (or such other time or date as may be agreed by the Administrative Agent in its sole discretion). In the case of any such request, the Administrative Agent shall promptly notify each MC Lender thereof. Each MC Lender shall notify the Administrative Agent, not later than 11:00 a.m. New York time, five Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Loans in such requested currency. (c) Any failure by an MC Lender to respond to such request within the time period specified in the last sentence of Section 1.06(b) shall be deemed to be a refusal by such Lender to permit Alternative Currency Loans to be made in such requested currency. If the Administrative Agent and all the MC Lenders consent to making Alternative Currency Loans in such requested currency, and the Administrative Agent and such MC Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Borrower and (i) the Administrative Agent and such MC Lenders may amend the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate to the extent necessary to add the applicable rate for such currency and any applicable adjustment for such rate and (ii) to the extent the definition of Alternative Currency Daily Rate or Alternative Currency Term Rate, as applicable, has been amended to reflect the appropriate rate for such currency, such currency shall thereupon be deemed for all purposes to be an Alternative Currency for purposes of any Borrowings of Alternative Currency Loans. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrower. 1.07 Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any MC Committed Borrowing in the currency of such member state is

31 202207671_6 outstanding immediately prior to such date, such replacement shall take effect, with respect to such MC Committed Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.08 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit (other than in the case of calculations made under Section 2.09(h)) shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.09 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.10 Interest Rates; Licenses. (a) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter SOFR , , or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. (b) By agreeing to make Loans under this Agreement, each Lender is confirming it has all licenses, permits and approvals necessary for use of the reference rates referred to herein as provided for in this Agreement and it will comply with, preserve, renew and keep in full force and effect such licenses, permits and approvals for use of such rates under this Agreement.

32 202207671_6 1.11 Amendment and Restatement. In order to facilitate the Restatement and otherwise to effectuate the desires of the Borrower, the Administrative Agent and the Lenders: (a) Simultaneously with the Closing Date, the parties hereby agree that the Commitments shall be as set forth in Schedules 2.01 and 2.02 and the portion of the Loans and other outstanding amounts outstanding under the Existing Credit Agreement shall be reallocated in accordance with such Commitments and the requisite assignments shall be deemed to be made in such amounts by and between the Lenders (including the Existing Lenders, if applicable) and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable assignment agreements required pursuant to Section 9.04 of the Existing Credit Agreement. Notwithstanding anything to the contrary in Section 9.04 of the Existing Credit Agreement or Section 9.04 of this Agreement, no other consents, documents, or instruments, including any assignment agreements, shall be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an assignment agreement. On the Closing Date, the Lenders shall make full cash settlement with each other either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments (as such term is defined Percentage shall be as set forth on Schedules 2.01 and 2.02. (b) The Borrower, the Administrative Agent, and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement which in any manner govern or evidence the Obligations, the rights and interests of the Administrative Agent and the Lenders and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Credit Agreement, except as otherwise expressly provided herein, shall be superseded by this Agreement. (c) Notwithstanding this amendment and restatement of the Existing Credit Agreement, including anything in this Section 1.11 the Existing Credit Agreement and referred to herein, individually or Prior Loan Documents Existing Credit Agreement and other Prior Loan Documents shall continue as Obligations hereunder and all indebtedness, liabilities and obligations of any Person other than the Borrower under the Existing Credit Agreement and other Prior Loan Documents shall continue as obligations of such Person hereunder, and (ii) each of this Agreement and the Notes and any other Loan Document (as defined herein) that is amended and restated in connection with this Agreement is given as a substitution of, and not as a payment of, the indebtedness, liabilities and obligations of the Borrower under the Existing Credit Agreement or any Prior Loan Document and neither the execution and delivery of such documents nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Existing Credit Agreement or of any of the other Prior Loan Documents or any obligations thereunder. (d) Each of the Lenders agree that the Restatement shall not give rise to any obligation of the Borrower to make any payment under Section 2.17 of the Existing Credit Agreement. ARTICLE II THE CREDITS 2.01 USD Commitments. Subject to the terms and conditions set forth herein, (a) each USD Lender agrees to make USD Committed Loans to the Borrower from time to time during the USD Availability Period in such aggregate principal amount that will not result in (a) such Lender's Adjusted USD Credit Exposure exceeding such Lender's USD Commitment or (b) the Aggregate USD Credit Exposures exceeding the Aggregate USD Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow USD Committed Loans. All USD Committed Loans shall be denominated in Dollars.

2.02 MC Commitments. Subject to the terms and conditions set forth herein, (a) each MC Lender agrees to make MC Committed Loans to the Borrower from time to time during the MC Availability Period in such MC Lender's Applicable Percentage of such aggregate amounts as the Borrower may from time to time request, (b) each MC Lender severally agrees to (1) issue and renew from time to time, on any Business Day, during the MC Availability Period in such MC Lender's Applicable Percentage, Several Letters of Credit at the request of and for the account of the Borrower or its Subsidiaries (which such Several Letters of Credit will be executed by the Several L/C Agent as agent and attorney-in-fact for each such Lender (and if requested by the Borrower or the Several L/C Agent, as contemplated by Section 2.09(b), each MC Lender), and (2) to honor drawings under the Several Letters of Credit in an amount equal to its Applicable Percentage, and (c) if the Borrower so requests in any applicable Letter of Credit Application, the Fronting Bank may, in its sole and absolute discretion, agree to issue and renew Fronted Letters of Credit for the account of the Borrower or its Subsidiaries, from time to time, on any Business Day, during the MC Availability Period, and each MC Lender agrees to purchase risk participations in the obligations of the Fronting Bank under the Fronted Letters of Credit as more fully set forth in Section 2.09; provided that (x) after giving effect to any Credit Extension pursuant to this Section 2.02, (i) the Aggregate MC Credit Exposures shall not exceed the Aggregate MC Commitments, and (ii) unless otherwise agreed by such Lender at the time of such Credit Extension, such Lender's Adjusted MC Credit Exposure shall not exceed such Lender's MC Commitment; and (y) no new MC Committed Loan for which the Borrower has delivered a Committed Borrowing Request pursuant to Section 2.04 shall be made at any time a Swing Line Loan is outstanding unless such Swing Line Loan is repaid concurrently with the making of such MC Committed Loan. Within the foregoing limits, and subject to the terms and conditions set forth herein, (x) the Borrower's ability to obtain Letters of Credit shall be fully revolving and accordingly the Borrower may during the MC Availability Period obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and fully reimbursed and (y) the Borrower may borrow, prepay or reborrow MC Committed Loans. MC Committed Loans may be denominated in Dollars or Alternative Currencies.

2.03 Committed Loans and Borrowings. (a) Each USD Committed Loan shall be made as part of a USD Committed Borrowing consisting of USD Committed Loans made by the Lenders ratably in accordance with their respective USD Commitments. Each MC Committed Loan shall be made as part of an MC Committed Borrowing consisting of MC Committed Loans made by the Lenders ratably in accordance with their respective MC Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that each of the USD Commitments and the MC Commitments of the Lenders, are several and no Lender shall be responsible for any other Lender's failure to make Loans as required. The Borrower shall use commercially reasonable efforts to the extent practicable (taking into account the minimum denominations required for Committed Borrowings and the Borrower's need for Loans in Alternative Currencies) to allocate Committed Borrowings hereunder such that, after giving pro forma effect to each such Committed Borrowing, the percentage of unused USD Commitments relative to the Aggregate USD Commitments and unused MC Commitments relative to the Aggregate MC Commitments are approximately equal; provided that, the failure to maintain such approximately equal percentages shall not be a Default or Event of Default hereunder.

(b) Subject to Section 2.15, each USD Committed Borrowing shall be comprised entirely of Base Rate Loans or Term SOFR Loans, all MC Committed Borrowings denominated in US Dollars shall be comprised entirely of Base Rate Loans or Term SOFR Loans and all MC Committed

33

202207671_6

34 202207671_6 Borrowings denominated in Alternative Currencies shall be Alternative Currency Term Rate Loans or Alternative Currency Daily Rate Loans, in each case, as the Borrower may request in accordance herewith. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Committed Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Term SOFR Committed Borrowing or Alternative Currency Term Rate Committed Borrowing, such Committed Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each Alternative Currency Daily Rate Committed Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each Base Rate Committed Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that, (i) in the case of the USD Credit Facility, a Base Rate Committed Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate USD Commitments and (ii) in the case of the MC Credit Facility, a Base Rate Committed Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate MC Commitments. Committed Borrowings of more than one Type may be outstanding at the same time; provided that (i) there shall not at any time be more than a total of fifteen (15) Term SOFR Committed Borrowings and Alternative Currency Term Rate Committed Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date. 2.04 Requests for Committed Borrowings. To request a Committed Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone or a Committed Borrowing Request (a) in the case of a Term SOFR Committed Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, two Business Days before the date of the proposed Committed Borrowing, (b) in the case of an Alternative Currency Committed Borrowing, not later than 11:00 a.m., New York City time, three Business Days (or five Business Days in the case of a Special Notice Currency) before the date of the proposed Borrowing or (c) in the case of a Base Rate Committed Borrowing, not later than (i) 9:00 a.m., New York City time on the Closing Date for any Base Rate Committed Borrowing to be made on the Closing Date and (ii) 11:00 a.m., New York City time, on the date of the proposed Committed Borrowing for any Base Rate Committed Borrowing to be made after the Closing Date. Each such telephonic Committed Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Committed Borrowing Request in substantially the form of Exhibit C or otherwise in a form approved by the Administrative Agent and signed by a Financial Officer of the Borrower (or in any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent). Each such telephonic and written Committed Borrowing Request shall specify the following information in compliance with Section 2.03: (i) the aggregate amount of the requested Committed Borrowing; (ii) the date of such Committed Borrowing, which shall be a Business Day; (iii) whether such Committed Borrowing is requested under the USD Credit Facility or the MC Credit Facility; (iv) whether such Committed Borrowing is to be a Base Rate Committed Borrowing, a Term SOFR Committed Borrowing, an Alternative Currency Daily Rate Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing;

35 202207671_6 (v) in the case of a Term SOFR Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing, the initial Interest Period to be applicable (vi) in the case of the MC Credit Facility, the currency of the Committed Loans to be borrowed; and (vii) be disbursed, which shall comply with the requirements of Section 2.05. If no election as to the Type of Committed Borrowing is specified, then the requested Committed Borrowing shall be a Base Rate Committed Borrowing. If no Interest Period is specified with respect to any requested Term SOFR Committed Borrowing or Alternative Currency Term Rate Committed Borrowing, then the fails to specify a currency in a Committed Borrowing Request under the MC Credit Facility, then the Committed Loans so requested shall be made in Dollars. Promptly following receipt of a Committed Borrowing Request with respect to the USD Credit Facility in accordance with this Section 2.04, the Administrative Agent shall advise each USD Lender of the details thereof and of the amount of such USD following receipt of a Committed Borrowing Request with respect to the MC Credit Facility in accordance with this Section 2.04, the Administrative Agent shall advise each MC Lender of the details thereof and of Borrowing. 2.05 Funding of Committed Borrowings; Conforming Changes. (a) Each Lender shall make each Committed Loan to be made by it hereunder on the proposed date thereof by wire transfer of Same Day Funds by (i) 11:00 a.m., New York City time, for any Committed Borrowing to be made on the Closing Date, (ii) 1:00 p.m., New York City time, for any Committed Borrowing to be made after the Closing Date denominated in Dollars, and (iii) not later than the Applicable Time specified by the Administrative Agent in the case of any MC Committed Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Borrowing Request and Committed Loans available to the Borrower by 2:00 p.m., New York City time by crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Committed Borrowing Request. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Term SOFR Committed Borrowing or Alternative Currency Committed Borrowing (or, in the case of any Base Rate Committed Borrowing, prior to (i) 10:00 a.m., New York City time, for any Committed Borrowing to be made on the Closing Date, and (ii) 12:00 p.m., New York City time, on the date of such Committed Borrowing for any Committed Borrowing that is made after the Closing Date) that such Lender will not Committed Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.05 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent,

36 202207671_6 at (i) in the case of such Lender, the Overnight Rate or (ii) in the case of the Borrower, the interest rate applicable to Base Rate Loans. If such Lender pays such amount to the Administrative Agent, then such ted Loan included in such Committed Borrowing. Nothing herein shall be deemed to relieve any Lender from its duty to fulfill its obligations hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder. (c) With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time (in consultation with the Borrower) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. 2.06 Interest Elections. (a) Each Committed Borrowing initially shall be of the Type specified in the applicable Committed Borrowing Request and, in the case of a Term SOFR Committed Borrowing or a Borrowing of Alternative Currency Term Rate Loans, shall have an initial Interest Period as specified in such Committed Borrowing Request. Thereafter, the Borrower may elect to convert such Committed Borrowing to a different Type or to continue such Committed Borrowing and, in the case of a Term SOFR Committed Borrowing or a Borrowing of Alternative Currency Term Rate Loans, may elect Interest Periods therefor, all as provided in this Section 2.06. In the case of any such conversion or continuation, the Borrower may elect different options with respect to different portions of the affected Committed Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Committed Loans comprising such Committed Borrowing, and the Committed Loans comprising each such portion shall be considered a separate Committed Borrowing; provided that, (i) no MC Committed Loan may be converted into or continued as an MC Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such MC Committed Loan and reborrowed in the other currency and (ii) USD Committed Loans may only be made in Dollars. (b) To make an election pursuant to this Section 2.06 in the case of either Facility, the Borrower shall notify the Administrative Agent of such election by telephone or a Committed Borrowing Request by the time that a Committed Borrowing Request for Committed Loans would be required under Section 2.04 if the Borrower were requesting a Committed Borrowing of Committed Loans of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written Interest Election Request substantially in the form of Exhibit C hereto or otherwise in a form approved by the Administrative Agent and signed by a Financial Officer of the Borrower, provided that the lack of such a confirmation shall not affect the conclusiveness or binding effect of such notice. (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.03: (i) the Committed Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Committed Borrowing (in which case the information to be specified pursuant to clauses (iii) and (v) below shall be specified for each resulting Committed Borrowing); provided that, (i) no MC Committed Loan may be

37 202207671_6 converted into or continued as an MC Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such MC Committed Loan and reborrowed in the other currency and (ii) USD Committed Loans may only be made in Dollars; (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Committed Borrowing is to be a Base Rate Committed Borrowing, a Term SOFR Committed Borrowing, an Alternative Currency Daily Rate Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing; (iv) in the case of the MC Credit Facility, the currency of the applicable Committed Borrowings; and (v) if the resulting Committed Borrowing is a Term SOFR Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period If any such Interest Election Request requests a Term SOFR Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing but does not specify an Interest Period, then the Borrower shall currency in a Committed Borrowing Request under the MC Credit Facility, then the Committed Borrowing so requested shall be made in Dollars. (d) Promptly following receipt of an Interest Election Request with respect to the USD Credit Facility, the Administrative Agent shall advise each USD Lender of the details thereof and of such ollowing receipt of an Interest Election Request with respect to the MC Credit Facility, the Administrative Agent shall advise each MC (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term SOFR Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Base Rate Committed Borrowing; provided, however, that in the case of a failure to timely request a continuation of MC Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Alternative Currency Loans in their original currency with an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Committed Borrowing may be converted to or continued as a Term SOFR Committed Borrowing, an Alternative Currency Term Rate Committed Borrowing or an Alternative Currency Daily Rate Committed Borrowing and (ii) unless repaid, each Term SOFR Committed Borrowing, Alternative Currency Term Rate Committed Borrowing or Alternative Currency Daily Rate Committed Borrowing shall be converted to a Base Rate Committed Borrowing at the end of the Interest Period applicable thereto (in the case of a Term SOFR Committed Borrowing or an Alternative Currency Term Rate Committed Borrowing) or immediately (in the case of an Alternative Currency Daily Rate Committed Borrowing); provided that, in the case of any MC Committed Loans denominated in an Alternative Currency, the Required MC Lenders may demand that any or all of such outstanding Alternative Currency Loans be

38 202207671_6 prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto (or immediately in the case of an Alternative Currency Daily Rate Committed Borrowing). (f) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender. 2.07 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, each Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.07, shall make Swing Line Loan Day during the MC Availability Period in an aggregate amount not to exceed at any time outstanding such Swing Swing Line Fronting Commitment (and may, in its sole and absolute discretion, make Swing Line Loans in an amount that (i) is greater than such Swing Line Fronting Commitment or (ii) would cause the Adjusted MC Credit Exposure of such Swing Line Lender to exceed Commitment); provided that, (x) after giving effect to any Swing Line Loan, (A) the Aggregate MC Credit Exposures shall not exceed the Aggregate MC Commitments, (B) the aggregate outstanding amount of all Swing Line Loans shall not exceed the Swing Line Sublimit and (C) (unless otherwise agreed by such Swing Line Lender in its sole and absolute discretion, as set forth above), the Adjusted MC Credit Exposure of such Swing and (y) no Swing Line Lender shall be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure (after giving effect to Sections 2.24(a)(iv), 2.23(b), and the option of any other Swing Line Lender to make Swing Line Loans in an amount greater than such Swing Swing Line Fronting Commitment); and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.07, prepay under Section 2.10, and reborrow under this Section 2.07. Each Swing Line Loan shall be denominated in Dollars. Immediately upon the making of a Swing Line Loan, each Non-Swing Line Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lenders making such Swing Line Loan on a pro rata basis a risk participation in such Swing Line Loan in an amount times the amount of such Swing Line Loan. (b) Borrowing Procedures. (i) Each Swing irrevocable notice to the Administrative Agent, which may be given by telephone or by a Swing Line Loan Notice. Each such notice must be received by the Administrative Agent not later than 4:45 p.m. (New York City time) on the requested borrowing date MC Borrower Notice Time , and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Financial Officer of the Borrower, provided that the lack of such a confirmation shall not affect the conclusiveness or binding effect of such notice.

39 202207671_6 (ii) Immediately as commercially practicable following the MC Borrower MC Agent Notice Time , the Administrative Agent shall advise each Swing Line Lender of the details thereof and of the amount of such Swing Swing Line Loan to be made as part of the requested Swing Line Loan Notice. Each Swing Line Loan shall be made on a pro rata basis by all of the Swing Line Lenders in accordance with their respective Applicable Swing Line Percentages; provided that the Swing Line Fronting Commitment of the Swing Line Lenders, are several and no Swing Line Lender shall be responsible for any other Swing Swing Line Loans as required; provided further that any Swing Line Lender may, in its sole discretion, fund more than its pro rata share subject to Section 2.07(a) if requested by the Borrower or if any other Swing Line Lender fails to make Swing Line Loans as required as set forth above. (iii) Subject to the terms and conditions hereof, each Swing Line Lender will promptly following the MC Agent Notice Time, and in any event within sixty (60) minutes of the MC Agent Notice Time so long as such MC Agent Notice Time is prior to 5:00 p.m. (New York City time) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Applicable Swing Line Percentage of such Swing Line Loan available to the in Same Day Funds. (iv) The Administrative Agent will make amounts it receives from Swing Line Lenders pursuant to the terms of this Section 2.07 (and upon satisfaction of the applicable conditions in Section 4.02, and, if such Borrowing is the initial Credit Extension, Section 4.01) available to the Borrower by the later of (A) the earlier of (1) sixty (60) minutes following MC Agent Notice Time and (2) 5:45 p.m. (New York City time) on the date of the proposed Swing Line Borrowing, and (B) immediately as commercially practicable following receipt of such amounts from Swing Line Lenders, by crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Swing Line Loan Notice. (c) Refinancing of Swing Line Loans. (i) With respect to any Swing Line Loan held by a Swing Line Lender, such Swing Line Lender at any time in its sole discretion may request (which request shall have the same force and effect as if made by the Borrower) that each Non-Swing Line Lender make an MC Committed Loan bearing interest at the Base Rate in an amount equal to such amount of such Swing Line Loan then outstanding. Such request shall be made in writing (which request shall have the same force and effect as if made by the Borrower) and in accordance with the requirements of Section 2.04, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate MC Commitments and there existing no Default or Event of Default at the time such Swing Line Loan is deemed an MC Committed Loan. The applicable Swing Line Lender shall furnish the Borrower with a copy of the applicable request promptly after delivering such request to the Administrative Agent. Each such Non-Swing Line Lender shall make an amount equal to its Applicable Percentage (with respect to the MC Credit Facility) of the amount specified in such request available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the applicable Swing Line Lender at the on the day specified in such request, whereupon, subject to Section 2.07(c)(ii), each MC Lender that so makes funds available shall be deemed to have made an MC Committed

40 202207671_6 Loan bearing interest at the Base Rate to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such an MC Committed Borrowing in accordance with Section 2.07(c)(i), the request for Base Rate MC Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Non-Swing Line Lenders fund its risk participation in the relevant Swing Line Loan and each Non-Swing Line Lender Swing Line Lender pursuant to Section 2.07(c)(i) shall be deemed payment in respect of such risk participation. (iii) If any Non-Swing Line Lender fails to make available to the Administrative Agent for the account of the applicable Swing Line Lender any amount required to be paid by such Non-Swing Line Lender pursuant to the foregoing provisions of this Section 2.07(c) by the time specified in Section 2.07(c)(i), such Swing Line Lender shall be entitled to recover from such Non-Swing Line Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the applicable Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such Swing Line Lender in connection with the foregoing. If such Non-Swing Line Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Non-Swing Line Lender included in the relevant MC Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the applicable Swing Line Lender submitted to any Non-Swing Line Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Non-Swing Line Lender or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.07(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Non-Swing Line Lender pursuant to this Section 2.07(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Non-Swing Line Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender who made such Swing Line Loan receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to the Administrative Agent (for distribution to such Non-Swing

41 202207671_6 Line Lender) such Non-Swing Line Lender funds as those received by such Swing Line Lender. (ii) If any payment received by any Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by such Swing Line Lender under any of the circumstances described in Section 9.03 (including pursuant to any settlement entered into by such Swing Line Lender in its discretion), each Non-Swing Line Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of any Swing Line Lender. The obligations of each Non-Swing Line Lender under this clause shall survive the payment in full of the obligations of the Borrower hereunder and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Administrative Agent shall be responsible for invoicing the Borrower for interest on Swing Line Loans. Until each Non-Swing Line Lender funds its MC Committed Loan or risk participation pursuant to this Section 2.07 to refinance such Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the respective Swing Line Lender. (f) Payments. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Administrative Agent for pro rata distribution to the applicable Swing Line Lenders in accordance with the amounts owing to them (and in accordance with Section 2.07(b) and subject to Section 2.07(c)). 2.08 [Reserved]. 2.09 Letters of Credit. (a) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Subject to Section 2.02, (x) each Fronted Letter of Credit may (in the sole and absolute discretion of the Fronting Bank) be issued or amended, as the case may be, upon the request of the Borrower delivered to the Fronting Bank, and (y) each Several Letter of Credit shall be issued or amended, as the case may be, by the MC Lenders (which such Several Letter of Credit will be executed by the Several L/C Agent as agent and attorney-in-fact for each MC Lender (and if requested by the Borrower or the Several L/C Agent, as contemplated by Section 2.09(b), each MC Lender) upon the request of the Borrower delivered to the Several L/C Agent (with a copy in each case to the Administrative Agent), in each case in the form of a Letter of Credit Application, appropriately completed and signed by a Financial Officer of the Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the Applicable Issuing Party, by personal delivery or by any other means acceptable to the Applicable Issuing Party. Such Letter of Credit Application must be received by the Applicable Issuing Party and the Administrative Agent not later than 11:00 a.m. New York time at least two Business Days (or such later date and time as the Administrative Agent and the Applicable Issuing Party may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance

42 202207671_6 of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the Applicable Issuing Party: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof which shall be the earlier of the date which is twelve months from the date of issuance or the Letter of Credit Expiration Date (subject to Section 2.09(b)(v) below); (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) whether such Letter of Credit is to be a Fronted Letter of Credit or a Several Letter of Credit; (H) whether such Letter of Credit shall be issued under the rules of the ISP or the UCP; (I) the name of the account party, and (J) such other matters as the Applicable Issuing Party may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the Applicable Issuing Party (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the Applicable Issuing Party may require. Additionally, the Borrower shall furnish to the Applicable Issuing Party and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Applicable Issuing Party or the Administrative Agent may reasonably require. In the event that the Borrower requests that a Letter of Credit be issued for the account of any of Subsidiary, the Borrower shall be liable for all Obligations under such Letter of Credit, as if it had been issued for the account of the Borrower itself. (ii) Promptly after receipt of any Letter of Credit Application, the Applicable Issuing Party will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the Applicable Issuing Party will provide the Administrative Agent with a copy thereof. Unless the Applicable Issuing Party has received written notice from any MC Lender, the Administrative Agent or the Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the Applicable Issuing Party shall (or, in the case of any Fronted Letter of Credit, the Fronting Bank may, in its sole and absolute discretion), on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, business practices; provided that, no Letter of Credit shall be issued or extended if such issuance or extension would increase the aggregate face amount of issued and outstanding Letters of Credit hereunder at any time a Swing Line Loan is outstanding unless such Swing Line Loan is repaid concurrently therewith. The Applicable Issuing Party will promptly notify the Administrative Agent of any L/C Credit Extension, and any decrease in the stated amount of or termination of a Letter of Credit prior to its stated expiry date. Immediately upon the issuance of each Fronted Letter of Credit, each MC Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, without recourse or warranty, purchase from the Fronting Bank a risk participation in such Fronted Letter of Credit in an amount equal to the product of such MC Lender of such Fronted Letter of Credit. (b) The Several L/C Agent is hereby authorized to execute and deliver each Several Letter of Credit and each amendment to a Several Letter of Credit on behalf of each MC Lender; provided

43 202207671_6 that, upon request of the Borrower or the Several L/C Agent, such Several Letter of Credit or amendment will also be executed by each MC Lender. The Several L/C Agent shall use the Applicable Percentage of each MC Lender or delete an L/C Issuer liable thereunder unless such amendment is done in connection with an assignment in accordance with Section 9.04, or any other addition or replacement of an MC Lender in accordance with the terms of this Agreement or removal of an MC Lender in accordance with Section 2.24 or a change in status of an MC Lender as a Defaulting Lender. Each MC Lender hereby irrevocably constitutes and appoints the Several L/C Agent its true and lawful attorney-in-fact for and on behalf of such MC Lender with full power of substitution and revocation in its own name or in the name of the Several L/C Agent for the limited purpose of issuing, executing and delivering, as the case may be, each Several Letter of Credit and each amendment to a Several Letter of Credit and to carry out the purposes of this Agreement with respect to Several Letters of Credit. (i) No L/C Issuer shall issue any Letter of Credit, if: (A) the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance unless all the MC Lenders have approved such expiry date, subject to Section 2.09(b)(v); or (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date. (ii) An L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request in writing that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it (it being understood that if the L/C Issuer determines not to issue a Letter of Credit, as a result of events or circumstances giving rise to unreimbursed losses, costs or expenses, the L/C Issuer shall promptly notify the borrower and the Administrative Agent of the same and borrower may elect to reimburse such L/C Issuer for such loss, cost or expense pursuant to Section 2.15, and upon the reimbursement of such loss, cost or expense, the L/C Issuer shall issue such Letter of Credit on the terms and subject to other conditions set forth herein), provided that, with regard to a Several Letter of Credit, if an MC Lender cannot issue such Several Letter of Credit due to this clause (A), then such MC Lender shall (solely for purposes of reallocations provided under Section 2.24(a)(iv) and for no other purpose) be treated as if it were a Defaulting Lender with respect to its Applicable Percentage of such Several Letter of Credit;

44 202207671_6 (B) the issuance of the Letter of Credit would violate one or more of the written policies of the Administrative Agent applicable to Letters of Credit generally; (C) except as otherwise agreed by the Administrative Agent and the Applicable Issuing Party, such Letter of Credit is in an initial stated amount less than $1,000,000; (D) such Letter of Credit is to be denominated in a currency other than Dollars; (E) with regard to a Fronted Letter of Credit (and without limitation of the sole discretion of a Fronting Bank to issue a Fronted Letter of Credit) , any MC Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such MC Lender to eliminate Section 2.24(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (F) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after drawing thereunder. Without limitation of the forgoing, the Fronting Bank may, but shall be under no obligation, to issue any Letter of Credit. (iii) The Applicable Issuing Party shall not amend any Letter of Credit if (A) the Applicable Issuing Party would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (iv) The Several L/C Agent shall act on behalf of the MC Lenders with respect to any Several Letters of Credit issued hereunder and the documents associated thereto and the Fronting Bank shall act on behalf of the MC Lenders with respect to any Fronted Letters of Credit issued by the Fronting Bank hereunder and the documents associated therewith, and each of the Several L/C Agent and the Fronting Bank shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article VIII with respect to any acts taken or omissions suffered by the Several L/C Agent or the Fronting Bank, as the case may be, in connection with Letters of Credit issued or proposed to be issued hereunder and Issuer Documents pertaining to such Letters of Credit as fully as if the term Article VIII included the Several L/C Agent and the Fronting Bank with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Several L/C Agent and the Fronting Bank. (v) If the Borrower so requests in any applicable Letter of Credit Application, the Applicable Issuing Party may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the Applicable Issuing Party to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in

45 202207671_6 each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Applicable Issuing Party, the Borrower shall not be required to make a specific request to the Applicable Issuing Party for any such extension. Once an Auto-Extension Letter of Credit has been issued, the MC Lenders shall be deemed to have authorized (but may not require) the Applicable Issuing Party to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, that the Applicable Issuing Party shall not permit any such extension if (A) the Applicable Issuing Party has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (i) or (ii) of Section 2.09(b) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non- Extension Notice Date (1) from the Borrower that it does not wish to have such Letter of Credit extended, (2) from the Administrative Agent that the Required MC Lenders have elected not to permit such extension, or (3) from the Administrative Agent, the Several L/C Agent, any MC Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the Applicable Issuing Party not to permit such extension. (vi) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Applicable Issuing Party will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment, and the Administrative Agent will provide notice thereof to the MC Lenders. (vii) It is the intention and agreement of the Administrative Agent, the MC Lenders and the Several L/C Agent that (A) except as otherwise expressly set forth herein, the rights and obligations of the MC Lenders in respect of outstanding Several Letters of Credit shall be determined in accordance with the Applicable Percentage of the MC Lenders from time to time in effect and (B) outstanding Several Letters of Credit shall be promptly amended to reflect any changes in the Applicable Percentage of the MC Lenders, whether arising in connection with an assignment in accordance with Section 9.04, or any other addition or replacement of an MC Lender in accordance with the terms of this Agreement, or removal of an MC Lender in accordance with Section 2.10 or Section 2.24 or a change in status of an MC Lender as a Defaulting Lender, resulting in a change in the Applicable Percentage of the MC Lenders under this Agreement. However, it is acknowledged by the Administrative Agent, the MC Lenders and the Several L/C Agent that amendments of outstanding Several Letters of Credit may not be immediately effected and may be subject to the consent of the beneficiaries of such Several Letters of Credit. Accordingly, whether or not Several Letters of Credit are amended as contemplated hereby, the MC Lenders agree that they shall purchase and sell participations or otherwise make or effect such payments among themselves (but through the Administrative Agent) so that payments by the MC Lenders of drawings under Several Letters of Credit and payments by the Borrower of Unreimbursed Amounts and interest thereon are, except as otherwise expressly set forth herein, in each case shared by the MC Lenders in accordance with the Applicable Percentage of the MC Lenders from time to time in effect. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of Drawing Request

46 202207671_6 shall notify the Borrower and the Administrative Agent of the receipt of such Drawing Request and of the date the Applicable Issuing Party is requested to honor such notice (each Honor Date New York time on the Honor Date, if such notice is received before 9:00 a.m. New York time on such Honor Date or (y) 11:00 a.m. New York time on the Business Date next succeeding such Honor Date, if such notice is received on or after 9:00 a.m. New York time on such Honor Date (such date Reimbursement Date Reimbursement Time respective L/C Issuers through the Administrative Agent in same day funds the amount equal to such Drawing Request. To the extent that same day funds are received by the Administrative Agent from Borrower prior to the Reimbursement Time on the Reimbursement Date, the Administrative Agent shall remit the funds so received to the Applicable Issuing Party. Any notice given by the Applicable Issuing Party or the Administrative Agent pursuant to this Section 2.09(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) With respect to any Drawing Request, if same day funds are not received by the Administrative Agent from the Borrower prior to the Reimbursement Time on the Reimbursement Date in the amount of such Drawing Request, the Administrative Agent shall promptly notify each MC Lender of such Drawing Request, the amount of the Unreimbursed Amount MC Lender Percentage of such Unreimbursed Amount. In such event, the Borrower shall be deemed to have requested a Base Rate Committed Borrowing to be disbursed on the Reimbursement Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.03 for the principal amount of Base Rate Committed Borrowings, but subject to the unutilized portion of the Aggregate Commitments (after giving effect to payment of such Unreimbursed Amount) and the conditions set forth in Section 4.02 (other than delivery of any Committed Borrowing Request). Each MC Lender shall make funds available to the Administrative Agent for the equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on such Reimbursement Date. The Administrative Agent shall remit the funds so received to the Applicable Issuing Party. To the extent that same day funds are received by the Administrative Agent from the MC Lenders with respect to a Several Letter of Credit prior to 2:00 p.m. on the Reimbursement Date, the Administrative Agent shall notify the Several L/C Agent and the Several L/C Agent shall promptly make such funds available to the beneficiary of such Several Letter of Credit on such date. To the extent that the Several L/C Agent has not delivered funds to any beneficiary of a Several Letter of Credit on behalf of a an MC Lender on the Reimbursement Date, if same day funds are received by the Administrative Agent from such MC Lender: (i) after 2:00 p.m. on the Reimbursement Date the Several L/C Agent shall make such funds available to such beneficiary on the next Business Day; (ii) prior to 2:00 p.m. on any Business Day after the Reimbursement Date, the Several L/C Agent shall make those funds available to such beneficiary on such Business Day; and (iii) after 2:00 p.m. on any Business Day after the Reimbursement Date, the Several L/C Agent shall make those funds available to such beneficiary on the next Business Day following such Business Day. (iii) Unless the Administrative Agent or Several L/C Agent receives notice from an MC Lender prior to any Reimbursement Date with respect to a Several Letter of Credit that such MC Lender will not make available as and when required hereunder to the

47 202207671_6 Administrative Agent the amount of such MC Lender Reimbursement Date, the Administrative Agent and the Several L/C Agent may assume that such MC Lender has made such amount available to the Administrative Agent in same day funds on the Reimbursement Date and the Several L/C Agent may (but shall not be required), in reliance upon such assumption, make available to the beneficiary of the related Several Letter of Credit on such date such MC Lender (iv) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred an L/C Advance in the amount of the Unreimbursed Amount that is not so refinanced from (x) in the case of Fronted Letters of Credit, the Fronting Bank and (y) in the case of Several Letters of Credit, from the MC Lenders to the extent that they have provided funds with respect to such Several Letter of Credit pursuant to Section 2.09(c)(ii); provided that the making of such L/C Advance shall not constitute a Default or Event of Default hereunder. L/C Advances shall be due and payable on demand by the Administrative Agent at the request of the Required MC Lenders (together with interest) and shall bear interest at the rate then applicable to Base Rate Loans plus, at any time during the continuance of an Event of Default under Article VII (a), (b), (h) or (i), 2%. Each MC Lender the Administrative Agent for the account of the Applicable Issuing Party pursuant to Section 2.09(c)(ii) shall be deemed payment in respect of its participation in such L/C Advance and shall constitute an L/C Advance from such MC Lender in satisfaction of its participation obligation under this Section 2.09. Any payment by the Borrower in respect of such L/C Advance shall be made to the Administrative Agent and upon receipt applied by the Administrative Agent in accordance with Section 2.09(d). (v) Until each MC Lender funds its L/C Advance pursuant to this Section 2.09(c) to reimburse the Applicable Issuing Party for any amount drawn under any Letter of Credit, interest in respect of such MC Lender Unreimbursed Amount shall be solely for the account of the Fronting Bank or the Several L/C Agent, as applicable. (vi) Each MC Lender Applicable Issuing Party for amounts drawn under Letters of Credit, as contemplated by this Section 2.09(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such MC Lender may have against the Administrative Agent, the Applicable Issuing Party, any Lender, the Borrower any Subsidiary, any beneficiary named in any Letter of Credit, any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting) or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, (C) any lack of validity or enforceability of such Letter of Credit, this Agreement or any other Loan Document, (D) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (E) the surrender or impairment of any security for the performance or observance of any of the terms of the Loan Documents, (F) any matter or event set forth in Section 2.09(b)(i), or (G) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the respective L/C Issuers for the amount of any payment made by the respective L/C Issuers under any Letter of Credit, together with interest as provided herein.

48 202207671_6 (vii) If any MC Lender fails to make available to the Administrative Agent for the account of the Applicable Issuing Party any amount required to be paid by such MC Lender pursuant to the foregoing provisions of this Section 2.09(c) by the time specified in the third sentence of Section 2.09(c)(ii) then, without limiting the other provisions of this Agreement, the Applicable Issuing Party, shall be entitled to recover from such MC Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Applicable Issuing Party, as the case may be, at a rate per annum equal to the Federal Funds Rate, plus any administrative, processing or similar fees customarily charged by the Applicable Issuing Party in connection with the foregoing. A certificate of the Applicable Issuing Party, submitted to any MC Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vii) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after the Applicable Issuing Party has made a payment under any Letter of Credit and has received from any MC Lender such MC Lender in respect of such payment in accordance with Section 2.09(c), if the Administrative Agent receives any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such MC Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such MC Lender Advance was outstanding) in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent pursuant to Section 2.09(c)(i) is required to be returned under any of the circumstances described in Section 2.19 (including pursuant to any settlement entered into by the Applicable Issuing Party in its discretion), each MC Lender shall pay to the Administrative Agent for the account of the Applicable Issuing Party its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such MC Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the MC Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the Borrower to reimburse the respective L/C Issuers for each drawing under each Letter of Credit issued for the account of the Borrower or its Subsidiaries and to repay each related L/C Advance shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary for whose account such Letter of Credit was issued may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Applicable Issuing Party or any L/C Issuer or any other Person, whether in connection with

49 202207671_6 this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the Applicable Issuing Party or any L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Applicable Issuing Party or any L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (v) waiver by the Applicable Issuing Party or any L/C Issuer of any and not the protection of the Borrower; (vi) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vii) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP to the extent the UCC, the ISP or the UCP applies to such Letter of Credit by its terms; (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Subsidiary. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the the Applicable Issuing Party. The Borrower shall be conclusively deemed to have waived any such claim against the Applicable Issuing Party and its correspondents unless such notice is given as aforesaid. (f) Role of Applicable Issuing Party. Each MC Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Applicable Issuing Party shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Applicable Issuing Parties, the L/C Issuers, the MC Lenders, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of an Applicable Issuing Party or L/C Issuer shall be liable to any MC Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the MC Lenders or the Required MC Lenders, as applicable; (ii) any action taken or omitted in

50 202207671_6 the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Applicable Issuing Parties, the L/C Issuers, the MC Lenders, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of an Applicable Issuing Party or L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (viii) of Section 2.09(e); provided, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim, and the Borrower shall retain any and all rights it may have, against the Applicable Issuing Party and/or the L/C Issuers, and the Applicable Issuing Party and/or the L/C Issuers may be liable to the Borrower to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which were caused by the ure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit, in each case, as determined by a court of competent jurisdiction by a final and nonappealable judgment. In furtherance and not in limitation of the foregoing, the Applicable Issuing Party may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and neither the Applicable Issuing Party nor any L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The Applicable Issuing Party may send a Letter of Credit or conduct any communication to or from the beneficiary via the overnight courier, or any other commercially reasonable means of communicating with a beneficiary unless such beneficiary has advised the Applicable Issuing Party of the preferred means of communication. (g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the Applicable Issuing Party and the Borrower when a Letter of Credit is issued either the rules of the ISP or the UCP at the option of the Borrower shall apply to each Letter of Credit. Notwithstanding the foregoing, the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary, in each case of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each MC Lender in accordance, subject to Section 2.22, with its Applicable Percentage, a letter of credit fee Letter of Credit Fee its Subsidiaries equal to the Applicable Margin times the actual daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06 (and without application of the proviso set forth therein). Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears, and if there is any change in the Applicable Margin during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect, and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur

51 202207671_6 after the issuance of such Letter of Credit and on the Letter of Credit Termination Date. Notwithstanding anything to the contrary contained herein, upon the request of the Required MC Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the rate described in the first sentence of this Section 2.09(h), as applicable, plus 2% per annum. All Letter of Credit Fees described in this Section 2.09(h) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (i) Fronting Fee and Documentary and Processing Charges. The Borrower shall pay directly to the Fronting Bank for its own account a fronting fee with respect to each Fronted Letter of Credit issued for the account of the Borrower or its Subsidiaries by the Fronting Bank, at a rate equal to 0.125% per annum, or as otherwise as may be separately agreed to in a separate writing, and in the manner as agreed to between the Fronting Bank and the Borrower. Such fronting fee shall be due and payable at such times (no more frequently than quarterly) as the Fronting Bank advises the Borrower and on the Letter of Credit Termination Date. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the Applicable Issuing Party for its own account letter of credit processing fees of the Applicable Issuing Party relating to Letters of Credit as from time to time in effect. Such fees are due and payable as agreed between the Fronting Bank and the Borrower, from time to time, and are nonrefundable. (j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (k) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account l benefits from the businesses of such Subsidiaries. (l) Other Fronting Arrangements. For purposes of clarification, the provisions set forth in this Section 2.09 are not intended to prohibit the ability of an MC Lender to agree to front for another MC Lender under a Several Letter of Credit pursuant to such arrangements as agreed to among such MC Lenders and any applicable beneficiary of such Several Letters of Credit; provided that (i) each such MC Lender unchanged, (ii) each such MC Lender shall remain solely responsible for the performance of such obligations under this Agreement, (iii) the Borrower, the Administrative Agent and the Several L/C Agent shall continue to deal solely and directly with each such MC Lender in connection with each such MC Lender 2.10 Termination, Reduction and Conversion of Commitments. (a) Unless previously terminated, with respect to each Lender, the USD Commitments and the MC Commitments of such Lender shall terminate on the Maturity Date applicable to such Lender. (b) The Borrower may at any time, without premium or penalty, terminate, or from time to time reduce, the USD Commitments or the MC Commitments; provided that (i) each reduction of the USD Commitments or the MC Commitments shall be made under each applicable Facility on a pro rata basis, (ii) any termination must apply to both Facilities simultaneously, (iii) the aggregate reduction of the USD Commitments and MC Commitments shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000, such reductions to be made under the Facilities on a pro rata basis, (iv) the Borrower shall not terminate or reduce USD Commitments or the MC Commitments if, after

52 202207671_6 giving effect to any concurrent prepayment of the Loans in accordance with Section 2.12, (x) the Aggregate USD Credit Exposures would exceed the Aggregate USD Commitments or (y) the Aggregate MC Credit Exposures would exceed the Aggregate MC Commitments, and (v) if, after giving effect to any reduction of the MC Commitments, the Swing Line Sublimit exceeds the aggregate amount of the MC Commitments, such Swing Line Sublimit shall be automatically reduced by the amount of such excess. (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the USD Commitments and the MC Commitments under paragraph (b) of this Section 2.10 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.10 shall be irrevocable; provided that a notice of termination of the Aggregate Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the availability of a source of funds for the prepayment in full of the Facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the USD Commitments or the MC Commitments shall be permanent, subject to increases pursuant to Section 2.22. Each reduction of the USD Commitments shall be made ratably among the USD Lenders in accordance with their respective USD Commitments. Each reduction of the MC Commitments shall be made ratably among the MC Lenders in accordance with their respective MC Commitments. (d) The Borrower may, with the consent of the Administrative Agent, such consent not to be unreasonably withheld, delayed or conditioned, and so long as no Default or Event of Default exists at such time (and no more than 6 times a year): (i) [reserved]; and (ii) request that any USD Lender (any such specified USD Lender, a Specified Lender Commitments under the MC Credit Facility (which conversion shall be subject to such Specified Lender consent thereto as referenced in the next sentence). Each Specified Lender shall notify the Borrower within five (5) request, in writing, if and by what amount such Specified Lender is willing, in its sole discretion, to so convert its MC Commitments. Notwithstanding the foregoing, anything else provided herein or otherwise, if any Specified Lender shall fail to notify the Borrower within such five Business Day period, such Specified Lender shall be deemed to have declined such requested conversion. Any such conversion of Commitments occurring pursuant to this Section 2.10(d) shall be referred to herein Tranche Conversion (e) [Reserved]. (f) Each party hereto acknowledges and agrees that, in connection with effecting Tranche Conversions, there may be non-pro rata payments of Loans as well as reallocations of participations in outstanding Swing Line Loans and Letters of Credit. In the event there are any Loans or L/C Advances outstanding as of the date of any Tranche Conversion, (i) each applicable MC Lender or USD Lender, as the case may be, shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other relevant MC Lenders or USD Lenders, as the case may be, as being required in order to cause, after giving effect to such Tranche Conversion, the outstanding Loans and L/C Advances (and funded risk participations

53 202207671_6 in outstanding Swing Line Loans) to be held ratably by all Lenders in accordance with their respective Applicable Percentages in the MC Credit Facility and/or the USD Credit Facility, as the case may be, after giving effect to any such Tranche Conversion, and (ii) the Borrower shall be deemed to have prepaid and reborrowed the outstanding Loans and L/C Advances as of any date of any Tranche Conversion to the extent necessary to keep the outstanding Loans and L/C Advances ratable with any revised Applicable Percentages in the MC Credit Facility and/or the USD Credit Facility, as the case may be, arising from any such date of any Tranche Conversion. Participations in Swing Line Loans and Letters of Credit (or the respective amounts of a Several Letter of Credit) shall also be reallocated to the extent necessary so that such participations are ratable with any revised Applicable Percentages in the MC Credit Facility and/or the USD Credit Facility, as the case may be, after giving effect to any such Tranche Conversion. (g) Each MC Lender may enter into fronting arrangements with another MC Lender or any other Person acceptable to the Administrative Agent, the Fronting Bank and the Borrower to front such MC Lender to documentation satisfactory to such MC Lender, the Administrative Agent and the Borrower); provided that (1) such MC Lender MC Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (3) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such MC Lender in connection with such MC Lender in each case, solely to reflect such fronting arrangements. (h) The Administrative Agent and the Borrower may, without the consent of any other Lender, amend this Agreement (including to prepare revised Lender commitment schedules) to the extent (but only to the extent) necessary, in the reasonable opinion of the Administrative Agent and the Borrower only, to solely effect the provisions of Sections 2.10(d), (e) and (f). 2.11 Repayment of Loans: Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Committed Loan on the Maturity Date applicable to such Lender. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date. (b) If the Administrative Agent notifies the Borrower that the Aggregate MC Credit Exposure (minus the amount of any Cash Collateral delivered by the Borrower pursuant to Section 2.23 and then held by the Administrative Agent) at the most recent Revaluation Date exceeds an amount equal to 105% of the Aggregate MC Commitments then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay MC Loans and/or Swing Line Loans, as the Borrower shall select, in an aggregate amount sufficient to reduce such Aggregate MC Credit Exposure as of such date of payment to an amount not to exceed 100% of the Aggregate MC Commitments then in effect. (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for

54 202207671_6 (e) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.11 shall be prima facie evidence (absent manifest error) of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (f) In addition to the accounts and records referred to in subsection (b) and (c) above, each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (g) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender or its registered assigns) substantially in the form of Exhibit E-1 hereto, in the case of the USD Credit Facility, and Exhibit E-2 in the case of the MC Credit Facility. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or to such payee or its registered assigns). 2.12 Prepayment of Loans. (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time, without premium or penalty, to prepay any Committed Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section 2.12. The Borrower shall have the right at any time and from time to time, without premium or penalty, to prepay any Swing Line Loan in whole or in part, subject to prior notice in accordance with paragraph (c) of this Section 2.12. (b) Notice of Prepayments of Committed Borrowings. The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) (or pursuant to any other form of notice of prepayment (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) of any prepayment of any Committed Loan hereunder (i) in the case of prepayment of a Term SOFR Committed Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, two Business Days before the date of prepayment, (ii) in the case of prepayment of an Alternative Currency Committed Borrowing, not later than 11:00 a.m., New York City time, four Business Days (or five Business Days in the case of any Special Notice Currency) before the date of prepayment, and (iii) in the case of prepayment of a Base Rate Committed Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Aggregate Commitments as contemplated by Section 2.10, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.10. Promptly following receipt of any such notice relating to a Committed Borrowing, the Administrative Agent shall advise the Lenders under the applicable Facility of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Committed Borrowing of the same Type as provided in Section 2.03. Each such notice shall specify the date, amount and currency of such prepayment and the Type(s) of Loans to be prepaid, and if Term SOFR Loans or Alternative Currency Term Rate Loans are to be prepaid, the Interest Period(s) of such Loans. Subject to Section 2.24, each prepayment of a Committed Borrowing shall be applied ratably to the Committed Loans included in the prepaid Committed Borrowing for the applicable Facility. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.14 and any payments required pursuant to Section 2.17.

55 202207671_6 (c) Notice of Prepayments of Swing Line Loans. The Borrower shall notify the applicable Swing Line Lender and the Administrative Agent by telephone (confirmed by facsimile) of any repayment or prepayment of any Swing Line Loan hereunder not later than 1:00 p.m. (New York City time) on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. The Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein 2.13 Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each USD Lender in accordance with its Applicable Percentage under the USD Credit Facility a commitment fee in Dollars, which shall accrue at a rate per annum equal to the Applicable Margin for determining Commitment Fees times the actual daily amount by which the aggregate amount of the USD Credit Facility exceeds the outstanding amount of the USD Committed Loans during the period from and including the date hereof to but excluding the date on which the Aggregate USD Commitments terminate, subject to adjustment as provided in Section 2.24. The commitment fees described in this Section 2.13(a) shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year, commencing with the first such date to occur after the Closing Date, and with respect to such fees owing to USD Lenders, on the last day of the USD Availability Period for the USD Credit Facility. The commitment fees described in this Section 2.13(a) shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin for determining Commitment Fees during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin for determining Commitment Fees separately for each period during such quarter that such Applicable Margin was in effect. All commitment fees described in this Section 2.13(a) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) In addition to certain fees described in subsections (h) and (i) of Section 2.09, the Borrower agrees to pay to the Administrative Agent for the account of each MC Lender in accordance with its Applicable Percentage under the MC Credit Facility a commitment fee in Dollars, which shall accrue at a rate per annum equal to the Applicable Margin for determining Commitment Fees times the actual daily amount by which the aggregate amount of the MC Credit Facility exceeds the outstanding amount of the MC Committed Loans and L/C Obligations during the period from and including the date hereof to but excluding the date on which the Aggregate MC Commitments terminate, subject to adjustment as provided in Section 2.24. The commitment fees described in this Section 2.13(b) shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year, commencing with the first such date to occur after the Closing Date, and with respect to such fees owing to MC Lenders, on the last day of the MC Availability Period for the MC Credit Facility. The commitment fees described in this Section 2.13(b) shall be calculated quarterly in arrears, and if there is any change in the Applicable Margin for determining Commitment Fees during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Margin for determining Commitment Fees separately for each period during such quarter that such Applicable Margin was in effect. All commitment fees described in this Section 2.13(b) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For the avoidance of doubt, the outstanding amount of Swing Line Loans shall not be counted towards or considered usage of MC Commitments for purposes of determining the Commitment Fee in this Section 2.13(b). (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent pursuant to the Agent Fee Letter.

56 202207671_6 (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees, to the Lenders. Fees paid shall not be refundable under any circumstances. 2.14 Interest. (a) The Loans comprising each Base Rate Committed Borrowing shall bear interest at the Base Rate plus the Applicable Margin. (b) Swing Line Loans shall bear interest at the Swing Line Rate. (c) Each Term SOFR Committed Borrowing shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Term SOFR plus the Applicable Margin. Each Alternative Currency Term Rate Committed Borrowing shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Alternative Currency Term Rate for such Interest Period plus the Applicable Margin. Each Alternative Currency Daily Rate Committed Borrowing shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Alternative Currency Daily Rate plus the Applicable Margin. (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest at a rate per annum equal to 2% plus the rate applicable to Base Rate Loans as provided in paragraph (a) of this Section 2.14 (the Default Rate . (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan, upon termination of the Aggregate USD Commitments (in the case of USD Committed Loans), upon termination of the Aggregate MC Commitments (in the case of MC Loans) and on the Maturity Date applicable to each Lender; provided that (i) interest accrued pursuant to paragraph (d) of this Section 2.14 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than, (x) in the case of a USD Committed Loan, a prepayment of a USD Committed Loan bearing interest at the Base Rate prior to the end of the USD Availability Period and (y) in the case of an MC Loan, a prepayment of an MC Committed Loan bearing interest at the Base Rate prior to the end of the MC Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for Alternative Currency Loans shall be made on the basis of a year as set forth on Schedule 2.14(f) for such Alternative Currency and actual days elapsed. All other computations of fees and interest, including those with respect to Term SOFR Loans, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.19(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 2.15 Illegality; Inability to Determine Rates.

57 202207671_6 (a) Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, Term SOFR or any other Relevant Rate, or to determine or charge interest rates based upon SOFR, Term SOFR or any other Relevant Rate or to purchase or sell, or to take deposits of, any Alternative Currency in the applicable interbank market, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Alternative Currency Loans in the affected currency or currencies or, in the case of Loans denominated in Dollars, to make or maintain Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay all Term SOFR Loans or Alterative Currency Loans, as applicable, in the affected currency or currencies or, if applicable and such Loans are denominated in Dollars, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), in each case, immediately, or, in the case of Term SOFR Loans or Alternative Currency Term Rate Loans, on the last day of the Interest Period therefor if such Lender may lawfully continue to maintain such Loans to such day and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.17. (b) Inability to Determine Rates. (i) If in connection with any request for a Term SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any such Loans, as applicable, (A) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (1) no Successor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Section 2.15(b)(ii) or (iii), as applicable, and the circumstances under clause (A) of Section 2.15(b)(ii) or (iii), as applicable, or the Term SOFR Scheduled Unavailability Date or Other Scheduled Unavailability Date has occurred with respect to such Relevant Rate (as applicable) or (2) adequate and reasonable means do not otherwise exist for determining the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed Term SOFR Loan or Alternative Currency Term Rate Loan or in connection with an existing or proposed Base Rate Loan or Alternative Currency Daily Rate Loan, or (B) the Administrative Agent or the Required Lenders (or Required MC Lenders in the case of an Alternative Currency) determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.

58 202207671_6 Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, as applicable, or to make or maintain Term SOFR Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended in each case to the extent of the affected Term SOFR Loans, Alternative Currency Loans, Interest Periods or determination dates(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders (or Required MC Lenders in the case of an Alternative Currency) described in clause (B) of this Section 2.15(b)(i), until the Administrative Agent upon instruction of the Required Lenders or the MC Lenders, as applicable) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans or Alternative Currency Loans to the extent of the affected Term SOFR Loans, Alternative Currency Loans, Interest Periods or determination date(s), as applicable, or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (ii) (A) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period, and (B) any outstanding affected Alternative Currency Loans, at the election, shall either (1) be converted into a Committed Borrowing of Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan, or (2) be prepaid in full immediately, in the case of an Alternative Currency Daily Rate Loan, or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Borrower (x) in the case of an Alternative Currency Daily Rate Loan, by the date that is three (3) Business Days after receipt by the Borrower of such notice or (y) in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alternative Currency Term Rate Loan, the Borrower shall be deemed to have elected clause (1) above. (ii) Replacement of Term SOFR or Term SOFR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (A) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (B) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term

59 202207671_6 SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or Term SOFR Scheduled Unavailability Date Term SOFR Replacement Date relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (B) above, no later than the Term SOFR Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document Term SOFR Successor Rate ). If the Term SOFR Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 2.15(b)(ii)(A) or (B) have occurred with respect to the Term SOFR Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Term SOFR Successor Rate determined in accordance with this Section 2.15 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of Term SOFR Successor (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. For purposes of this Section 2.15(b), those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders. (iii) Replacement of Relevant Rate (other than Term SOFR) or Other Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be

60 202207671_6 conclusive absent manifest error), or the Borrower or Required Lenders (or, in the event the applicable Agreed Currency is an Alternative Currency, the Required MC Lenders) notify the Administrative Agent (with, in the case of the Required Lenders or Required MC Lenders, as applicable, a copy to the Borrower) that the Borrower, Required Lenders or Required MC Lenders (as applicable) have determined, that: (A) adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than Term SOFR) for an Agreed Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or (B) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than Term SOFR) for an Agreed Currency (including any forward-looking term rate thereof) under this Agreement shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in such Agreed Currency (other than Dollars), or shall or will otherwise cease; provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of such Relevant Rate (other than Term SOFR) for such Agreed Currency (other than Dollars) (the latest date on which all tenors of such Relevant Rate for such Agreed Currency (other than Dollars) (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely Other Scheduled Unavailability Date ; or or if the events or circumstances of the type described in Section 2.15(b)(iii)(A), or (B) have occurred with respect to the Other Successor Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing such Relevant Rate for an Agreed Currency (other than Dollars) or any then current Other Successor Rate for an Agreed Currency (other than Dollars) in accordance with this Section 2.15(b) with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks, (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, an Other Successor Rate and collectively with the Term SOFR Successor Rate, each Successor Rate ), and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders (or, in the event the applicable Agreed Currency is an Alternative Currency, the Required MC Lenders) have delivered to the Administrative Agent written notice that such Required Lenders (or, in the event the applicable Agreed Currency is an Alternative Currency, the Required MC Lenders) object to such amendment. (iv) The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

61 202207671_6 (v) Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. (vi) Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. (vii) In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. 2.16 Increased Costs. (a) Except with respect to Taxes, which shall be governed solely and exclusively by Section 2.18, if any Change in Law reasonably determined by the applicable Lender, Several L/C Agent, Fronting Bank or L/C Issuer to be applicable shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender, Several L/C Agent or Fronting Bank (except any such reserve requirement); or (ii) impose on any Lender, Several L/C Agent or Fronting Bank or any applicable interbank market any other condition, cost or expense affecting this Agreement, Term SOFR Loans made by such Lender or Alternative Currency Loans made by such Lender, Several L/C Agent or Fronting Bank or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan) by an amount deemed by such Lender to be material, or to increase the cost to such Lender, the Several L/C Agent or the Fronting Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Several L/C Agent or the Fronting Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender, the Several L/C Agent or the Fronting Bank to be material, then, upon the request of such Lender, the Several L/C Agent or the Fronting Bank, the Borrower will pay to such Lender, the Several L/C Agent or the Fronting Bank, as the case may be, such additional amount or amounts as will compensate such Lender, the Several L/C Agent or the Fronting Bank, as the case may be, subject to Section 2.20, for such additional costs incurred or reduction suffered. (b) If any Lender, Several L/C Agent or Fronting Bank reasonably determines that any Change in Law affecting such Lender, Several L/C Agent or Fronting Bank or such holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such capital or on the capital of such holding company,

62 202207671_6 if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the Several L/C Agent or Fronting Bank, to a level below that which such Lender, Several L/C Agent or Fronting Bank or such holding company could have achieved but for such Change in Law (taking into consideration such r policies and the policies of such holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower will, subject to Section 2.20, pay to such Lender, Several L/C Agent or Fronting Bank, as the case may be, such additional amount or amounts as will compensate such Lender, Several L/C Agent or Fronting Bank or such holding company for any such reduction suffered. (c) A certificate of a Lender, the Several L/C Agent or the Fronting Bank setting forth the amount or amounts necessary to compensate such Lender, the Several L/C Agent or the Fronting Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.16, and setting forth the basis for such amount or amounts and a calculation thereof in reasonable detail shall be delivered to the Borrower and shall be conclusive absent manifest error and the Borrower shall pay such Lender, the Several L/C Agent or the Fronting Bank, as the case may be the amount shown as due on any such certificate within 30 days after receipt thereof; provided that such amounts shall be comparable (on a proportionate basis and as determined in a commercially reasonable manner) to amounts such Lender, the Several L/C Agent or the Fronting Bank, as the case may be charges similarly situated borrowers or account parties (or intends to charge substantially simultaneously) for such additional costs or such losses suffered on loans for borrowers with similar credit facilities. For purposes of clarification, the foregoing shall not require that any Lender, the Several L/C Agent or the Fronting Bank seek such charges against all such similarly situated borrowers or account parties prior to making any claim for costs or losses hereunder. (d) Failure or delay on the part of any Lender, the Several L/C Agent or the Fronting Bank to demand compensation pursuant to this Section 2.16 provided that the Borrower shall not be required to compensate a Lender, the Several L/C Agent or the Fronting Bank pursuant to this Section 2.16 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender, the Several L/C Agent or the Fronting Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increa provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. 2.17 Break Funding Payments. In the event of (a) any continuation, conversion, payment or prepayment of any Loan (other than a Base Rate Loan) on a day other than the last day of the current Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise) (other than a payment made pursuant to Section 2.15), (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan or the application of the provisions of Section 2.15) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower, or (c) any assignment of a Term SOFR Loan or an Alternative Currency Term Rate Loan on a day other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense (other than lost profits) attributable to such event. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. Notwithstanding the foregoing, such loss, cost or expense to any Lender shall not exceed the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the interest rate that would have been applicable to such Loan, for the period from

63 202207671_6 the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the greater of (x) if readily determinable by such Lender with reasonable effort, the amount of interest actually earned by such Lender from investing such principal amount in comparable investments for such period and (y) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for Dollar deposits of a comparable amount and period from other banks in the applicable interbank market. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 2.17, each Lender shall be deemed to have funded each Term SOFR Loan and each Alternative Currency Loan made by it at Term SOFR or the Alternative Currency Term Rate for such Loan by a matching deposit or other borrowing in the applicable interbank market for such currency for a comparable amount and for a comparable period, whether or not such Term SOFR Loan or Alternative Currency Term Rate Loan was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.17 shall be delivered to the Borrower and shall be conclusive absent manifest error, provided that the method of calculation is consistent with bank industry practices in general. The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. 2.18 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Taxes, except as required by applicable law; provided that, if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.18), the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. For purposes of this Section 2.18 (b) In addition, the Borrower shall, without duplication of other amounts hereunder, pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (c) Tax Indemnification. (i) The Borrower shall, without duplication of other amounts hereunder, indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.18) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, the Several L/C Agent or the Fronting Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, the Fronting Bank or the Several L/C Agent, setting forth the basis and calculation of such amounts, shall be conclusive absent manifest error. (ii) Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, (i) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only

64 202207671_6 to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) lure to comply with the provisions of Section 9.04(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 2.18(c)(ii). (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Status of Lenders; Tax Documentation. (i) The Administrative Agent and each Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.18(e)(ii)(A), (ii)(B) and (ii)(D) completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W 9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign

65 202207671_6 Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W 8BEN E (or W 8BEN, as applicable) establishing an exemption from, or reduction of, U.S. tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W 8BEN E (or W 8BEN, as applicable) establishing an exemption from, or reduction of, (2) executed copies of IRS Form W 8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G 1 to descr U.S. Tax Compliance Certificate W 8BEN E (or W 8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W 8IMY, accompanied by IRS Form W 8ECI, IRS Form W 8BEN E (or W 8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G 2 or Exhibit G 3, IRS Form W 9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G 4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or

66 202207671_6 the Administrative Agent to determine the withholding or deduction required to be made; and (f) If one or more payments made to a Lender under this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or Section 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such other time or times as reasonably requested by the Borrower or the Administrative Agent (A) a certification signed by an appropriate officer of such Lender, and (B) such documentation prescribed by applicable law (including Section 1471(b)(3)(C)(i) of the Code) or as may be reasonably requested by the Borrower or the Administrative Agent to comply with their under FATCA or to determine the deduction or withholding required to be made from each payment. Solely for purposes of this subse Closing Date. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) The Administrative Agent, each Lender, the Several L/C Agent and the Fronting Bank shall exercise good faith in claiming any refund or credit (which, in the case of a credit, has been actually utilized with respect to the current year or in the following taxable year, as determined in the sole discretion of any Lender, the Several L/C Agent, Fronting Bank or the Administrative Agent) with respect to Taxes for which the Borrower has paid amounts under this Section 2.18. If the Administrative Agent, any Lender, the Several L/C Agent, or the Fronting Bank determines, in its sole discretion, that it has received a refund or credit (which, in the case of a credit, has been actually utilized with respect to the taxable year in which the credit was received, or in the following taxable year) of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.18, it shall pay over such refund or credit to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.18 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of- pocket expenses of the Administrative Agent, such Lender, the Several L/C Agent or the Fronting Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent, such Lender, the Several L/C Agent or the Fronting Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender, the Several L/C Agent or the Fronting Bank in the event the Administrative Agent, such Lender, the Several L/C Agent or the Fronting Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the Administrative Agent, any Lender, the Several L/C Agent or the Fronting Bank be required to pay any amount to Borrower pursuant to this clause (g) the payment of which would place such Person in a less favorable net after-Tax position than such Person would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section shall not be construed to require the Administrative Agent, any Lender, the Several L/C Agent or the Fronting Bank to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person. (h) Section 2.18 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Loans and the repayment, satisfaction or discharge of all other Obligations.

67 202207671_6 2.19 Payments Generally: Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.16, 2.17 or 2.18, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in Same Day Funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall Sections 2.16, 2.17, 2.18 and 9.03 shall be made directly to the Persons entitled thereto and except all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any law or regulation from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars. (b) After the exercise of remedies provided for in Article VII (or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.23 and 2.24, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders, the Several L/C Agent and the Fronting Bank, in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Advances and other Obligations, among the Lenders, the Several L/C Agent and the Fronting Bank in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Advances, among the Lenders, the Several L/C Agent and the Fronting Bank in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the Administrative Agent for the account of (x) the Fronting Bank, in the case of Fronted Letters of Credit and (y) the Lenders, in the case of Several Letters of Credit, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.09 and 2.23; and

68 202207671_6 Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law. Subject to Sections 2.09(c) and 2.23, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans or L/C Advances made by it or the participations in L/C Obligations resulting in such Lender receiving payment of a greater proportion of the aggregate amount of such Loans or L/C Advances made by it or the participations and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and subparticipations in Swing Line Loans of other Lenders, or in L/C Obligations of other Lenders, or make such other adjustments as shall be equitable, to the extent necessary so that the benefit of all such payments shall be shared by the Lenders in accordance with the aggregate amount of principal of and accrued interest on their respective Aggregate Credit Exposure and other amounts owing them; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to (w) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or the repayment of Swing Line Loans in accordance with the terms hereof), (x) the application of Cash Collateral provided for in Section 2.23, (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in Swing Line Loans or in L/C Obligations to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply) or (z) any payment obtained by or made by a Lender in order to give effect to a Tranche Conversion in accordance with Section 2.10(e). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders, the L/C Issuers or the Fronting Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, the L/C Issuers or the Fronting Bank the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Person with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. With respect to any payment that the Administrative Agent makes for the account of the Lenders, any L/C Issuer or the Fronting Bank hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment Rescindable Amount Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such

69 202207671_6 payment; then each of the Lenders or the applicable L/C Issuers or Fronting Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender, L/C Issuer or Fronting Bank, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (d) shall be conclusive, absent manifest error. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (d) shall be conclusive, absent manifest error. (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b) or 2.19(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the s until all such unsatisfied obligations are fully paid. (f) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (g) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.20 Mitigation Obligations; Replacement of Lenders or Fronting Bank. (a) Each Lender may make any Credit Extension to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 2.16, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, or if any Lender is unable to make Term SOFR Loans or Alternative Currency Loans and gives a notice pursuant to Section 2.15, then, at the request of the Borrower, such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.16 or 2.18 or would eliminate the prohibition on making Term SOFR Loans or Alternative Currency Loans pursuant to Section 2.15, as the case may be, and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.16, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, or if any Lender is a Defaulting Lender, or if any Lender gives any notice pursuant to Section 2.15 indicating its inability to make or maintain Term SOFR Loans or Alternative Currency Loans, or if any Lender does not agree to an amendment, waiver or consent referred to in the proviso to Section 9.02 and the Required Lenders have agreed to sign such amendment, waiver or consent, as the case may be, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with

70 202207671_6 and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee identified by the Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) if such assignee is not another Lender or an Affiliate of a Lender, the Borrower shall have received the prior written consent of the Administrative Agent and, in the case of an assignment under the MC Credit Facility, the Swing Line Lenders, the Fronting Bank and the Several L/C Agent, which consents shall not unreasonably be withheld. conditioned or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and any outstanding Several Letters of Credit have been amended or returned and reissued to reflect such assignment, and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or payments required to be made pursuant to Section 2.18, such assignment will result in a reduction in such compensation or payments and, in the case of any such assignment resulting from an amendment, waiver or consent not approved by the assigning Lender, the assignee has agreed to approve such amendment, waiver or consent. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender agrees to comply with this Section 2.20(b) and grants to the Administrative Agent a power of attorney to execute an Assignment and Assumption if such Lender does not so execute an Assignment and Assumption within five (5) days of its receipt of a request from the Borrower under this Section 2.20(b). 2.21 Reserved. 2.22 Increase in Commitments. (a) Request for Increase. Subject to Section 2.22(e) and the proviso below, upon notice to the Administrative Agent (who shall promptly notify the applicable Lenders referenced below), the Borrower may from time to time request that certain or all of the Lenders (and other Eligible Assignees identified by the Borrower and approved by the Administrative Agent, and, in the case of an increase in Aggregate MC Commitments, the Swing Line Lenders, the Several L/C Agent and the Fronting Bank, all of which approvals shall not be unreasonably withheld, conditioned or delayed) increase the Aggregate USD Commitments or Aggregate MC Commitments which are available through the Maturity Date; provided that in no event shall the Aggregate Commitments which are available through the Maturity Date be more than $3,250,000,000; provided further that any such request for an increase shall be in a minimum amount of $10,000,000, or a whole multiple of $5,000,000 in excess thereof. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each applicable Lender and Eligible Assignee is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to such Persons unless the Administrative Agent and the Borrower otherwise agree). (b) Lender Elections to Increase. Each applicable Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its USD Commitment or MC Commitment and, if so, by what amount; provided that the Borrower may determine, in its sole discretion, to accept all, a portion of or none of such increase agreed to by such Lender. Any applicable Lender not responding within such time period shall be deemed to have declined to increase its USD Commitment or the MC Commitments, as the case may be. (c) Notification by Administrative Agent; Additional Lenders. The Administrative Each additional Eligible Assignee that becomes a Lender pursuant to this Section 2.22 shall execute and

71 202207671_6 deliver a joinder agreement substantially in the form of Exhibit F attached hereto. Notwithstanding any other provision of this Agreement, the Administrative Agent and the Borrower may, without the consent of any other Lender, amend this Agreement to the extent (but only to the extent) necessary, in the opinion of the Administrative Agent and the Borrower only, to solely effect the provisions of this Section 2.22. (d) Increase Effective Date and Allocations. If the Aggregate USD Commitments or the Aggregate MC Commitments are increased in accordance with this Section, the Administrative Agent Increase Effective Date of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and such Increase Effective Date. This Agreement shall be deemed to be automatically amended to increase the USD Commitments or the MC Commitments, as applicable, on the Increase Effective Date, without the need for any other consents. (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) the Borrower shall deliver to the Administrative Agent a certificate dated as of the Increase Effective Date signed by a Senior Officer of the Borrower (A) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (B) certifying that, both immediately before and immediately after giving effect to such increase, (1) the representations and warranties contained in Article III are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.22, the representations and warranties contained in Section 3.04 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01, and (2) no Default has occurred and is continuing as of such Increase Effective Date and (ii) (A) upon the reasonable request of any Lender made at least five (5) days prior to the Increase Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other infor -money- laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) days prior to the Increase Effective Date and (B) at least three (3) days prior to the Increase Effective Date, if the Borrower Regulation, it shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification. At the time any increase in Aggregate USD Commitments or Aggregate MC Commitments pursuant to Section 2.22(a) Commitment Increase ive, the Borrower shall prepay any Loans Initial Loans pursuant to Section 2.17 revised Applicable Percentage of the applicable Facility arising from any nonratable increase in the Aggregate USD Commitments or Aggregate MC Commitments under this Section, provided that (i) nothing in this Section 2.22 shall prevent the Borrower from funding the prepayment of Initial Loans with concurrent Loans hereunder in accordance with the provisions of this Agreement, giving effect to the Commitment Increase, and (ii) no such prepayment shall be required if, after giving effect to the Commitment Increase, each Lender has the same Applicable Percentage as immediately prior to such Commitment Increase. (f) Conflicting Provisions. This Section shall supersede any provisions in Section 2.19 or 9.02 to the contrary. 2.23 Cash Collateral. (a) If any L/C Obligation, for any reason, would remain outstanding at any time following the Maturity Date, the Borrower shall no later than five Business Days prior to the Maturity Date,

72 202207671_6 provide Cash Collateral in an amount equal to 105% of the Aggregate MC Credit Exposure of all such L/C Obligations that remains or will remain outstanding following the Maturity Date. (b) At any time that there shall exist a Defaulting Lender, who has not provided Cash Collateral pursuant to Section 2.23(b) or whose L/C Obligations have not been reallocated pursuant to Section 2.24(a)(iv) or in the event there is any Fronting Exposure of a Swing Line Lender with respect to a Defaulting Lender, immediately upon the request of the Administrative Agent, any Swing Line Lender or the Fronting Bank, as applicable, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover the Fronting Exposure of such Swing Line Lender or Fronting Bank with respect to such Defaulting Lender (after giving effect to Section 2.24(a)(iv) and any Cash Collateral provided by the Defaulting Lender and otherwise to the extent such Fronting Exposure is not otherwise Cash Collateralized hereunder). (c) Grant of Security Interest. All Cash Collateral from the Borrower (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, interest bearing accounts at Bank of America. All Cash Collateral from a Defaulting Lender (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to the Administrative Agent, for the benefit of the Administrative Agent, the Fronting Bank and the Lenders (including the Swing Line Lenders), and agrees that the Administrative Agent shall have a first priority accounts and all such Cash Collateral, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.23. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the Fronting Bank as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (d) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.23 or Sections 2.07 or 2.24 in respect of Swing Line Loans shall be held and applied to the satisfaction of the specific Swing Line Loans, or under any of Sections 2.23, 2.09 or 2.24 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (e) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender or, as appropriate, its assignee following compliance with Section 9.04(b)(ix)) or (ii) the Administrative Agent and, as applicable, the Swing s good faith determination that there exists excess Cash Collateral (and the Administrative Agent and, as applicable, the Swing Line Lenders and the Fronting Bank agree to determine whether there exists excess Cash Collateral promptly upon the reasonable request of the Borrower); provided, however, (x) that Cash Collateral furnished by or on behalf of the Borrower shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.23 may be otherwise applied in accordance with Section 2.19(b)), and (y) the Person providing Cash Collateral and the Swing Line Lenders or Fronting Bank, as the case may be, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

73 202207671_6 2.24 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of Required Lenders , Required MC Lenders and Required USD Lenders , as applicable, and Section 9.02. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 9.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the Fronting Bank or Swing Line Lenders hereunder; third, if such Defaulting Lender is an MC Lender, Defaulting Lender in accordance with Section 2.23, fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement (such unfunded amounts to be determined by the Administrative Agent, in consultation with the Borrower); fifth, if so determined by the Administrative Agent and the Borrower, to be held in an interest bearing account and released in order to (x) satisfy obligations of that Defaulting Lender to fund Loans under this Agreement and (y) if such Defaulting Lender is an MC Lender, Several Letters of Credit issued under this Agreement, in accordance with Section 2.09; sixth, in the case of a Defaulting Lender under any Facility, to the payment of any amounts owing to the other Lenders, the Several L/C Agent and the Fronting Bank under such Facility (including the Swing Line Lenders) as a result of any judgment of a court of competent jurisdiction obtained by any Lender under such Facility (including the Swing of its obligations under this Agreement; seventh, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (A) such payment is a payment of the principal amount of any Loans or L/C Advances under any Facility in respect of which that Defaulting Lender has not fully funded its appropriate share and (B) such Loans were made or Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, or L/C Obligations owed to, all non-Defaulting Lenders under the applicable Facility on a pro rata basis (and ratably among all applicable Facilities computed in applied to the payment of any Loans of, or L/C Obligations owed to, that Defaulting Lender under the applicable Facility until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the MC Commitments or USD Commitments, as applicable, hereunder without giving effect to Section 2.24(a)(iv). Any payments, prepayments or other amounts paid or payable to a

74 202207671_6 Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.24(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) That Defaulting Lender shall not be entitled to receive any commitment fee pursuant to Section 2.13 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender which is an MC Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral. (C) With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the Borrower shall (x) pay to each non-Defaulting Lender under the MC Credit Facility that portion of any such Letter of Credit Fee otherwise payable to such Defaulting Lender with respect to to such non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Fronting Bank the amount of any such fee otherwise payable to such Defaulting Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to make, or acquire, refinance or fund participations in, Swing Line Loans pursuant to Sections 2.07 or 2.08 (and subject to Swing Line Commitment) or Letters of Credit pursuant to Sections 2.09 such non-Defaulting Lender shall be computed from time to time without giving effect to the MC Commitment or USD Commitment, as applicable, of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect if, at the time of any such reallocation, no Default or Event of Default exists; and (ii) such reallocation does not cause the Credit Exposure of any such non-Defaulting Lender to exceed such non- MC Commitment or USD Commitment, as applicable. Subject to Section 9.18, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non- posure following such reallocation. (v) Cash Collateral. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable law, Cash Collateralize the Fronting or Swing Fronting Exposure in accordance with the procedures set

75 202207671_6 forth in Section 2.23 to the extent such Fronting Exposure has not been Cash Collateralized by the Defaulting Lender. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the Several L/C Agent, the Fronting Bank and Swing Line Lenders, as applicable, agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Committed Loans and funded and unfunded participations in Swing Line Loans and Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.24(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender (and the Borrower shall not be required to pay any such fees or payments to such Lender which were not required to have been paid to such Lender while it was a Defaulting Lender); and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a Lender. ARTICLE III REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Lenders that: 3.01 Organization. Each of the Borrower and each of its Significant Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Borrower and each of its Significant Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the nature of its activities makes such qualification necessary except where the failure to be so qualified and in good standing could not reasonably be expected to result in a Material Adverse Effect. 3.02 Authorization; Enforceability corporate powers and have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 3.03 No Conflicts, etc. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation binding on the Borrower or the charter, by-laws or other organizational documents of the Borrower or any order of any Governmental Authority and (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower, except, in the case of clause (a) and (c), as could not reasonably be expected to have a Material Adverse Effect. 3.04 Financial Statements; No Material Adverse Change. (a) The consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended

76 202207671_6 December 31, 2024, reported on by Ernst & Young LLP, independent public accountants, or any other independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, and the consolidated balance sheet and statements of income and cash flows of each of the Borrower and the Subsidiaries as of and for the period ended on March 31, 2025, present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP. (b) As of the Closing Date, since December 31, 2024, there has been no change, event or circumstance that, individually or in the aggregate, has resulted in or would reasonably be expected to result in a Material Adverse Effect. 3.05 Litigation. As of the Closing Date, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of a Senior Officer of the Borrower, threatened against the Borrower or any of its Subsidiaries (i) which, except as set forth in Schedule 3.05 attached hereto, could reasonably be expected to result in a Material Adverse Effect or (ii) which purports to affect the legality, validity or enforceability of this Agreement or the Transactions. 3.06 Governmental Approvals. Except as set forth on Schedule 3.06, as of the Closing Date (both before and after giving effect to the Transactions on and as of such date), no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority is required to carry on the business of the Borrower and its Subsidiaries as then conducted, other than any authorization or approval or other action or notice or filing or registration as has been, in all material respects, obtained, made, taken or given (or waived) and is in full force and effect on such date and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 3.07 Investment Company Act defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. 3.08 Taxes. Each of the Borrower and each of its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary has set aside on its books adequate reserves or (b) to the extent that the failure to so file such returns or reports or to pay such Taxes could not reasonably be expected to result in a Material Adverse Effect. 3.09 ERISA Compliance. (a) Each Benefit Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws and regulations. Each Benefit Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan and Multiemployer Plan, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code or 302 of ERISA has been made with respect to any Plan. (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Benefit Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or

77 202207671_6 violation of the fiduciary responsibility rules with respect to any Benefit Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Plan or Multiemployer Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, in each case that has resulted or could reasonably be expected to result in a Material Adverse Effect. 3.10 ERISA Representation. As of the Closing Date, the Borrower is not and will not be (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 o 3.11 Margin Regulations. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 6.03 or Section 6.04 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of clause as defined in the Margin Regulations). 3.12 Compliance with Laws. The Borrower and each Subsidiary is in compliance in all material respects with the requirements of all laws and regulations of all Governmental Authorities applicable to it and all orders, writs, injunctions and decrees of Governmental Authorities applicable to it or to its properties, except in such instances in which (a) such requirement of law, regulation or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 3.13 OFAC. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, or employee, agent, affiliates or representative thereof, is an individual or entity that is or is owned (meaning 50% or greater ownership interest) or controlled by any individual or entity that is (i) the subject of any Sanctions, or (ii) located, organized or resident in a Designated Jurisdiction. 3.14 Anti-Corruption Laws. The Borrower and its Subsidiaries have conducted their businesses in material compliance with applicable anti-corruption laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws in all material respects. 3.15 Beneficial Ownership Certification. As of the Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. 3.16 Affected Financial Institutions. The Borrower is not an Affected Financial Institution. 3.17 Covered Entities. The Borrower is not a Covered Entity.

78 202207671_6 3.18 Outbound Investment Rules. Neither the Borrower nor any of its Subsidiaries is a any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or as each such term is defined in the rm is defined in the Outbound Investment Rules, if the Borrower or any of its Subsidiaries, as applicable, were a U.S. Entity or (c) any other activity that would cause the Lender Parties to be in violation of the Outbound Investment Rules or cause the Lender Parties to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE IV CONDITIONS 4.01 Closing Date. This Agreement shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic mail transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. (b) The Administrative Agent (or its counsel) shall have received from the Borrower originals or copies (which may include facsimile or electronic mail submission of a signed promissory note) of promissory notes in favor of each Lender that has made such a request two (2) Business Days prior to the proposed Closing Date in accordance with Section 2.12(f), substantially in the forms of Exhibit E-1 hereto (in the case of USD Lenders) and Exhibit E-2 hereto (in the case of MC Lenders). (c) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Fronting Bank, the Several L/C Agent and the Lenders and dated the Closing Date) of Reed Smith LLP, counsel for the Borrower and a written opinion (addressed to the Administrative Agent, the Fronting Bank, the Several L/C Agent and the Lenders and dated the Closing Date) of the general counsel of the Borrower. The Borrower hereby requests each such counsel to deliver such opinion. (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the authorization of the Transactions on and as of the Closing Date, all in form and substance reasonably satisfactory to the Administrative Agent. (e) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Senior Officer of the Borrower, confirming compliance with the conditions set forth in Section 4.02. (f) The Administrative Agent and the Arrangers shall have received all fees and other amounts required to be paid by the Borrower on the Closing Date. (g) The Administrative Agent shall have received a certificate dated as of the Closing Date and signed by a Senior Officer of the Borrower certifying that since December 31, 2024, there has not been any event or condition that has resulted in or would, individually or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

79 202207671_6 (h) The Administrative Agent shall have received satisfactory evidence of the Closing Date. (i) Upon the reasonable request of any Lender made at least five (5) days prior to the Closing Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably -money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) days prior to the Closing Date and (ii) at least three (3) days prior to the Closing Date, if the Borrower Ownership Regulation it shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification. The Administrative Agent shall notify the Borrower and the Lenders of the Closing Date. Without limiting the generality of the provisions of the last paragraph of Section 8.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Extension of Credit. The obligation of each Lender to honor any Request for Credit Extension (other than a Request for Credit Extension requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans or Alternate Currency Term Rate Loans) is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Borrower (other than the representations and warranties set forth in Sections 3.04(b) and 3.05) set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Credit Extension (except that for purposes of this Section 4.02, the representations and warranties contained in Section 3.04 shall be deemed to refer to the most recent annual and quarterly statements furnished pursuant to subsections (a) and (b) of Section 5.01, and in the case of subsection (b), subject to year-end adjustments and the absence of footnotes); (b) At the time of and immediately after giving effect to such Loan, no Default or Event of Default shall have occurred and be continuing; (c) The Administrative Agent and, if applicable, the Swing Line Lenders or the Applicable Issuing Party, shall have received a Request for Credit Extension in accordance with the requirements hereof; and (d) In the case of an MC Committed Loan to be denominated in an Alternative Currency, such currency remains an Eligible Currency. Each Request for Credit Extension (other than a Request for Credit Extension requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans or Alternate Currency Term Rate Loans) shall be deemed to constitute a representation and warranty by the Borrower on the date of such funding that the applicable conditions specified in this Section 4.02 are satisfied.

80 202207671_6 ARTICLE V AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any L/C Obligation, Loan or other Obligation hereunder (other than contingent indemnification liability that is not then payable) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless fully Cash Collateralized), the Borrower covenants and agrees with the Lenders that: 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent: (a) within 90 days after the end of each fiscal year of the Borrower, its audited the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized (other than a qualification related to the maturity of the USD Commitments, MC Commitments and the Loans at the Maturity Date) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statement of operations as of the end of and for such fiscal quarter and its related statements of operations and cash flows for the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes; (c) within 90 days after the end of the fiscal year of the Borrower, in connection with any delivery of financial statements under clause (a) above, and, within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, in connection with any delivery of financial statements under clause (b) above, a certificate of a Financial Officer of the Borrower (i) certifying that no Default or Event of Default has occurred and is continuing as of the date of such certificate or, if an Default or Event of Default has occurred and is continuing as of the date of such certificate, a statement as to the nature thereof and the action which the Borrower has taken or proposes to take with respect thereto and (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.01; (d) within 90 days after the end of the fiscal year of the Borrower, in connection with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default or Event of Default that is continuing on the date of such certificate (which certificate may be limited to the extent required by accounting rules or guidelines); (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower with the Securities and Exchange Commission, or any Governmental Authority succeeding to the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

81 202207671_6 (f) promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with -money-laundering rules and regulations, including, without limitation the PATRIOT Act and the Beneficial Ownership Regulation; and (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request. Documents required to be delivered pursuant to Section 5.01(a), or (b) or (e) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower post website on the Internet at the website address listed in Schedule 9.01; or (ii) on which such documents are posted o Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall deliver paper copies of such documents to the Administrative Agent upon request therefor. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for maintaining its copies of such documents. Promptly after receipt and satisfactory review, the Administrative Agent will deliver to the Lenders (or post to any applicable Internet or intranet website, if any, to which each Lender has access) the documentation described in Section 5.01(c), (d) and (f). The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers may, but shall not be obligated to, make available to the Lenders, the Several L/C Agent and the Fronting Bank materials and/or information provided by or on behalf of the Borrower hereunder (collectively, similar electronic transmission Public Lender ay have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities Administrative Agent, the Arrangers, the Several L/C Agent and the Fronting Bank and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.12 Arrangers shall treat any Borrower Materials that are not mark foregoing, the Borrower shall be under no obligation to mark any Borrower 5.02 Notice of Default or Event of Default. Promptly upon a Senior Officer obtaining knowledge thereof, the Borrower will furnish to the Administrative Agent written notice of the occurrence of any Default or Event of Default that is continuing. Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Senior Officer of the Borrower as to the nature thereof and the action which the Borrower has taken or proposes to take with respect thereto.

82 202207671_6 5.03 Maintenance of Existence. The Borrower will, and will cause each of its Significant Subsidiaries to, preserve and maintain its corporate, limited liability company, partnership or other organizational existence; provided that the foregoing shall not restrict any merger, consolidation, liquidation, dissolution or other change not prohibited by Section 6.04. 5.04 Payment of Tax Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its Tax liabilities, assessments and governmental charges that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. 5.05 Maintenance of Insurance. The Borrower will, and will cause each of its Significant Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses. 5.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Significant Subsidiaries to, keep adequate books of record and account in which proper entries are made GAAP. The Borrower will, and will cause each of its Significant Subsidiaries to permit any representatives designated by the Administrative Agent, upon reasonable prior notice, at reasonable times and at reasonable intervals, (a) to visit and inspect its properties, (b) to examine and make extracts from its books and records, and (c) to discuss its affairs, finances and condition with its officers and, if a Senior Officer of the Borrower is present, its independent accountants; provided the properties, and to examine the books and records, of the Borrower and its Significant Subsidiaries shall, unless an Event of Default shall have occurred and be continuing, be limited to one such inspection and examination during each calendar year. 5.07 Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. 5.08 Compliance with Environmental Laws. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with, all applicable Environmental Laws, except where the failure to so comply could not reasonably expect to result in a Material Adverse Effect, and obtain and comply in all material respects with, and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except where the failure to so comply, obtain and maintain could not reasonably be expected to result in a Material Adverse Effect. 5.09 Use of Proceeds. The proceeds of the Facilities shall be used to (i) refinance amounts outstanding under the Existing Agreement and (ii) provide for ongoing working capital and for other general lawful corporate purposes of the Borrower and its Subsidiaries. No part of the proceeds of any Loan will be used for any purpose that violates any of the Regulations of the Board, including the Margin Regulations. 5.10 Notice of Change in Debt Rating. Promptly upon a Senior Officer obtaining knowledge thereof, the Borrower will furnish to the Administrative Agent written notice of any

83 202207671_6 5.11 Anti-Corruption Laws. The Borrower will and shall cause each Subsidiary to, conduct its businesses in material compliance with applicable anti-corruption laws, and maintain policies and procedures designed to promote and achieve compliance with such laws in all material respects. ARTICLE VI NEGATIVE COVENANTS So long as any Lender shall have any Commitment, L/C Obligation, Loan or other Obligation hereunder (other than contingent indemnification liability that is not then payable) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless fully Cash Collateralized), the Borrower covenants and agrees with the Lenders that: 6.01 Consolidated Net Worth. The Borrower will not permit Consolidated Net Worth to be less than (i) on the Closing Date, an amount equal to Consolidated Net Worth determined from the annual audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2024 ( Closing Date Consolidated Net Worth (ii) after the Closing Date, an amount equal to the Closing Date Consolidated Net Worth after, and giving effect to, actual share repurchases made and special dividends declared (including annual variable dividends which are determined to be made or paid after the end of each fiscal year), but only up to the amount of such repurchases and dividends, including those publicly announced and made or declared, as applicable, after December 31, 2024 (and in no event greater than $2,000,000,000 in the aggregate during the term of this Agreement for such repurchases and dividends), multiplied by .65. 6.02 Subsidiary Indebtedness. The Borrower will not permit any Subsidiary to create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness existing on the date hereof and set forth in Schedule 6.02, and any extensions, renewals, replacements and refinancings of any such Indebtedness that do not increase the outstanding principal amount thereof, plus any accrued interest, premium, fee and reasonable out-of-pocket expenses payable in connection with any such extension, renewal, replacement or refinancing; (b) Indebtedness to the Borrower or any Subsidiary; (c) Guarantees of Indebtedness of the Borrower or any Subsidiary; (d) Indebtedness incurred to finance the acquisition, development, construction or improvement of any fixed, real, capital and/or tangible assets, Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals, replacements and refinancings of any such Indebtedness; provided that (i) such Indebtedness is incurred prior to or within six months after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (d) outstanding at any time shall not exceed (x) $500,000,000 plus (y) the amount of Indebtedness available to be used at such time under Section 6.02(e) (and which is not so used at such time under Section 6.02(e)); (e) Indebtedness of any Person that becomes a Subsidiary after the date hereof or that is secured by an asset when such asset is acquired by a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary or at the time of such acquisition and is not created in contemplation of or in connection with such Person becoming a Subsidiary or such acquisition and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) outstanding

84 202207671_6 at any time shall not exceed (x) $500,000,000 plus (y) the amount of Indebtedness available to be used at such time under Section 6.02(d) (and which is not so used at such time under Section 6.02(d)); (f) Indebtedness incurred under (i) any Clearinghouse Facility and extensions, renewals, replacements and refinancings thereof in whole or in part and (ii) any Repo Clearing Facility and extensions, renewals, replacements and refinancings thereof in whole or in part; (g) contingent liabilities in respect of any indemnification, adjustment of purchase price, non-compete, consulting, deferred compensation and similar obligations to the extent any such obligations constitute Indebtedness; (h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument of a Subsidiary drawn against insufficient funds in the ordinary course of business; (i) insurance or which finances other employee benefits or property, casualty or liability insurance, or self- insurance, in each case in the ordinary course of business; (j) Indebtedness of any Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations to the extent any such obligations constitute Indebtedness, in each case of this clause (j) provided with respect to obligations incurred or arising in the ordinary course of its business; (k) Indebtedness as an account party or borrower in respect of (A) trade letters of credit, (B) stand-by letters of credit or committed lines of credit provided in connection with the SGX Mutual Offset Agreement or (C) additional standby letters of credit or committed lines of credit issued to support guaranty and offset arrangements similar to the guaranty and offset arrangements contemplated by the SGX Mutual Offset Agreement for so long as (x) any payments required by the documentation related to such letters of credit or lines of credit are made by the Borrower, obligor or account party on such letter of credit or lines of credit on a timely basis; (l) subordinated Indebtedness owed by any Subsidiary to the Borrower or any other Subsidiary which Indebtedness is incurred or created to meet regulatory capital requirements; (m) Indebtedness secured by Liens described in Section 6.03(l); (n) obligations arising from tax increment financings and other similar arrangements with Governmental Authorities and credit support (including without limitation letters of credit and lines of credit) provided in connection therewith, provided, however, that such obligations shall not exceed (without duplication) amounts received from the relevant Governmental Authorities in respect of such arrangements; (o) Indebtedness of any Regulated Subsidiary incurred to satisfy such Regulated Governmental Authority in an aggregate principal amount not to exceed $500,000,000 at any time outstanding, provided that any such Indebtedness is not outstanding for longer than 30 days; and (p) other unsecured and secured Indebtedness in an aggregate principal amount not exceeding $500,000,000 outstanding at any time.

85 202207671_6 6.03 Liens. The Borrower will not, and will not permit any Significant Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it which property or asset is material to the business of the Borrower and its Subsidiaries, taken as a whole, except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.03 and, if the obligation secured by such Lien is modified, refinanced, refunded, extended, renewed or replaced, any Lien securing such modified, refinanced, refunded, extended, renewed or replaced obligation; provided that (i) any security interest granted in connection therewith shall apply to the same category, type and/or scope of assets as the assets securing such obligation being so refinanced and listed on Schedule 6.03 and (ii) such Lien shall secure only those extensions, renewals and replacements of the secured obligations that do not increase the outstanding principal amount thereof plus any accrued interest, premium, fee and reasonable out-of-pocket expenses payable in connection with any such extension, renewal or replacement; (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that: (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall apply to the same category, type and/or scope of assets and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and any modification, refinancing, refunding, extension, renewal or replacement thereof that do not increase the outstanding principal amount thereof plus any accrued interest, premium, fee and reasonable out-of-pocket expenses payable in connection with any such refinancing, refunding, extension, renewal or replacement; (d) Liens on fixed, real, capital and/or tangible assets acquired, leased, constructed, developed or improved by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (d) of Section 6.02 (or, in the case of Indebtedness of the Borrower, that would be permitted thereunder if such provision applied to the Borrower and its Subsidiaries) and, with respect to clause (ii) of the proviso thereto, permitted Indebtedness of the Borrower and its Subsidiaries up to an aggregate principal amount at any time outstanding of (x) $500,000,000 plus (y) the amount of Indebtedness available to be used at such time under Section 6.02(e) (and which is not so used at such time under Section 6.02(e)), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 6 months after such acquisition or the completion of such construction or improvement and (iii) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary; (e) Liens securing obligations of the Borrower or any Subsidiary in respect of any Swap Agreements (A) entered into in the ordinary course of business and for non-speculative purposes or (B) Swap Agreements solely entered into in order to serve as a clearinghouse in respect thereof; (f) Liens securing obligations under any Clearinghouse Facility or Repo Clearing Facility from time to time; (g) Liens arising out of repurchase agreements or reverse repurchase agreements entered into by the Borrower or any Subsidiary;

86 202207671_6 (h) [reserved]; (i) Liens securing Indebtedness permitted under Section 6.02(j) and (k), Liens securing Indebtedness of the Borrower that it would have been permitted to incur in reliance on Section 6.02(j) and (k) if such clauses had applied to the Borrower and Liens securing obligations under the SGX Mutual Offset Agreement; (j) that the value of such margin stock does not exceed 25% of the total assets of the Borrower and its Subsidiaries subject to this Section; (k) Liens on fixed, real capital and/or tangible assets acquired, constructed, leased, developed or improved by the Borrower or any Subsidiary; provided that (i) such Lien secures Synthetic Lease Obligations, (ii) such Lien and the Synthetic Lease Obligations secured thereby are incurred prior to or within 6 months after such acquisition or the completion of such construction or improvement and (iii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary; (l) Liens on (1) the land, improvements, fixtures, and three buildings located at 141 West Jackson Boulevard and 333 LaSalle St. (formerly part of 141 West Jackson Boulevard) in Chicago, IL, consisting of approximately 1,500,000 square feet, (2) the land, improvements, buildings, and fixtures located at One North End Avenue, New York, NY 10282, and (3) the land, improvements, fixtures, and buildings comprising the data center located in Aurora, Illinois; (m) Liens on the assets of, but not any Equity Interests issued by, any Subsidiary; (n) Liens with respect to Equity Interests which constitute minority investments held by the Borrower or any Subsidiary of Borrower; (o) Liens securing obligations permitted under Section 6.02(n) and Liens securing Indebtedness of the Borrower that it would have been permitted to incur in reliance on Section 6.02(n) if such clause applied to the Borrower; (p) [reserved]; (q) Liens, if any, in favor of the Administrative Agent on behalf of the Lenders securing the Obligations; and (r) any other Liens on property; provided that the aggregate principal amount of the Indebtedness and other obligations secured thereby does not exceed $500,000,000 at any time outstanding; provided that, the stock in the Borrower which the Borrower keeps in its own treasury (and in respect of which dividends are not payable and which have no voting rights) shall not be subject to the provisions of this Section 6.03. 6.04 Fundamental Changes. The Borrower will not, and will not permit any Significant Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or Dispose of (in one transaction or in a series of transactions) assets constituting all or substantially all of the assets (other than of the Borrower and its Subsidiaries taken as a whole, or more than 50% of the voting stock of Chicago Mercantile Exchange Inc., Board of Trade of the City of Chicago, Inc. or New York Mercantile Exchange, Inc. (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that (i) any Significant

87 202207671_6 Subsidiary or Person may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation or with any Subsidiary, (ii) any Person may merge into or consolidate with any Significant Subsidiary in a transaction in which the surviving entity is a Subsidiary, and (iii) any Significant Subsidiary may Dispose of its assets or the stock of any of its Subsidiaries (by voluntary liquidation or otherwise) to the Borrower or to another Subsidiary. 6.05 Use of Proceeds. The Borrower shall not use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately for any purpose that violates any of the Regulations of the Board, including the Margin Regulations. 6.06 Sanctions. The Borrower shall not, directly or, to indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, Several L/C Agent, Fronting Bank, Swing Line Lender, or otherwise) of Sanctions, other than, in each case, transactions that have received exemptions or authorizations issued by any relevant sanctions authority that permit such transaction thereunder. 6.07 Anti-Corruption Laws. The Borrower and each Subsidiary shall not, directly or, to indirectly, use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions. 6.08 Outbound Investment Rules. The Borrower and each Subsidiary shall not (a) be or the Outbound Investment Rules, r or any of its Subsidiaries, as applicable, were a U.S. Entity or (iii) any other activity that would cause any Lender Party to be in violation of the Outbound Investment Rules or cause any Lender Party to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VII EVENTS OF DEFAULT Events of Default (a) the Borrower shall fail to pay any principal of any Loan or L/C Advance when and as the same shall become due and payable; (b) the Borrower shall fail to pay any interest on any Loan or on any L/C Obligation or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement when due and payable, and such failure shall continue unremedied for a period of five Business Days; (c) any representation or warranty made by the Borrower in this Agreement or in connection with this Agreement or in any amendment or modification hereof or waiver hereunder or in any certificate furnished by the Borrower pursuant to this Agreement or any amendment or modification hereof

88 202207671_6 or waiver hereunder shall prove to have been incorrect in any material respect on the date made or deemed made; (d) the Borrower shall fail to observe or perform any covenant contained in Section 5.02, 5.03 5.09 or contained in Article VI; (e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after a Senior Officer of the Borrower receives notice thereof from the Administrative Agent; (f) the Borrower or any Subsidiary shall fail to pay any principal or premium or interest under any Material Indebtedness when due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the expiration of any applicable grace period, if any, specified in the agreement or instrument relating to such Material Indebtedness; (g) any breach, default, or event of default occurs under any Material Indebtedness that results in such Material Indebtedness becoming due prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) secured Material Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness or to any Material Indebtedness secured by any property of the Borrower and its Subsidiaries or (ii) any term or covenant in any way re Dispose of (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Significant Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Significant Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (i) the Borrower or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect (except to the extent permitted pursuant to Section 6.04 hereof), (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Significant Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) the Borrower or any Significant Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money above available insurance or indemnity coverage in an aggregate amount in excess of $250,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged or unpaid for a period of 60 consecutive days during which execution shall not be effectively stayed; provided,

89 202207671_6 however, that any such judgment shall not give rise to an Event of Default if and to the extent that the amount of such judgment or order has been fully bonded; (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or (m) a Change in Control shall occur; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Aggregate Commitments, and thereupon the Aggregate Commitments shall terminate immediately, (ii) declare the commitment of each Lender to make Loans and L/C Credit Extensions and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligations shall be terminated, (iii) require that the Borrower Cash Collateralize the L/C Obligations and (iv) declare the Loans then outstanding and all other amounts owing or payable hereunder or under any other Loan Document to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and all other amounts so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Aggregate Commitments and the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. ARTICLE VIII ADMINISTRATIVE AGENT 8.01 Appointment and Authority. Each of the Lenders, each L/C Issuer, the Several L/C Agent and the Fronting Bank hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders, the L/C Issuers, the Several L/C Agent and the Fronting Bank, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 8.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its capacity as a Lender. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory

90 202207671_6 capacity for and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice or consent of the Lenders with respect thereto. 8.03 Exculpatory Provisions. The Administrative Agent or the Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or the Arranger, as applicable, and its Related Parties: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to this Agreement or any other Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Federal, state or foreign bankruptcy, insolvency, receivership, or similar law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Federal, state or foreign bankruptcy, insolvency, receivership, or similar law; (c) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender, the Several L/C Agent and the Fronting Bank or any L/C Issuer, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any of their Affiliates, that is communicated to, obtained or in the possession of, the Administrative Agent or any of its Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein; (d) shall not be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.02 and Article VII) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender, the Several L/C Agent, or the Fronting Bank; and (e) shall not be responsible for or have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement,

91 202207671_6 instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 8.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Applicable Issuing Party, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Applicable Issuing Party unless the Administrative Agent shall have received notice to the contrary from such Lender or the Applicable Issuing Party prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 8.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with bad faith, gross negligence or willful misconduct in the selection of such sub-agents. 8.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Fronting Bank and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower (not to be unreasonably withheld), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders with such consent of the Borrower and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Resignation Effective Date written notice to the Borrower (but shall have no obligation to), appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank meeting the qualifications set forth above; provided that, if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment or if the Administrative Agent has elected not to appoint such a successor Administrative Agent, then such resignation shall nonetheless become effective in accordance with such notice on the Resignation Effective Date and with effect from the Resignation Effective Date (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or

92 202207671_6 through the Administrative Agent shall instead be made by or to each Lender, the Several L/C Agent and the Fronting Bank directly, until such time as a successor Administrative Agent is appointed by the Required Lenders or the Administrative Agent, as applicable (in each case, with the consent of Borrower, not to be unreasonably withheld), as provided for above in this Section. Upon the acceptance of a vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. (b) In the event of any such resignation by Bank of America as Administrative Agent pursuant to this Section at any time when a Default or Event of Default has occurred and is continuing (or at such other time with the consent of the Borrower, such consent not to be unreasonably withheld), Bank of America may resign and be discharged of its duties as a Swing Line Lender; provided that, Bank of America shall retain, as applicable, Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make MC Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.07(c). Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as Several L/C Agent and as the Fronting Bank. If Bank of America resigns as the Fronting Bank and Several L/C Agent, it shall retain all the rights, powers, privileges and duties of the Fronting Bank and Several L/C Agent hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Fronting Bank and Several L/C Agent and all L/C Obligations with respect thereto, including the right to require the Lenders to make L/C Advances with respect to Fronted Letters of Credit pursuant to Section 2.09(c). Upon the appointment of a successor Fronting Bank or Several L/C Agent hereunder (which such appointment shall be subject to the consent of such Fronting Bank or Several L/C Agent), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Fronting Bank or Several L/C Agent, as applicable, (b) the retiring Fronting Bank or Several L/C Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents, and (c) the successor Fronting Bank or Several L/C Agent shall issue letters of credit in substitution for (or amendments to) the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Fronting Bank or Several L/C Agent, as the case may be, to effectively assume the obligations of the retiring Fronting Bank or Several L/C Agent, as the case may be with respect to such Letters of Credit. 8.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender, the Several L/C Agent and the Fronting Bank expressly acknowledges that none of the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or any Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any Lender, the Several L/C Agent or the Fronting Bank as to any matter, including whether the Administrative Agent or any Arranger have disclosed material Each Lender, the Several L/C Agent and the Fronting Bank represents to the Administrative Agent and each Arranger that it has, independently and

93 202207671_6 without reliance upon the Administrative Agent, the Several L/C Agent, the Fronting Bank or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender, the Several L/C Agent and the Fronting Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, the Several L/C Agent, the Fronting Bank or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender, the Several L/C Agent and the Fronting Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the Several L/C Agent and the Fronting Bank agrees not to assert a claim in contravention of the foregoing. Each Lender and the Several L/C Agent and the Fronting Bank represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, the Several L/C Agent or the Fronting Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 8.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, Arrangers or Co-Syndications Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement, except in its capacity, as applicable, as the Administrative Agent, a Lender, the Fronting Bank or the Several L/C Agent hereunder. Without limitation of the foregoing, neither the Bookrunners, Arrangers nor the Co-Syndication Agents in their respective capacities as such shall, by reason of this Agreement or any other Loan Document, have any fiduciary relationship in respect of any Lender or the Borrower. 8.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Federal, state or foreign bankruptcy, insolvency, receivership, or similar law, or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other obligations hereunder and under the other Loan Documents that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers, the Several L/C Agent, the Fronting Bank and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers, the Several L/C Agent, the Fronting Bank and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.09(i) and (j), Section 2.13 and Section 9.03) allowed in such judicial proceeding; and

94 202207671_6 (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender, each L/C Issuer, the Several L/C Agent and the Fronting Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the L/C Issuers, the Several L/C Agent, and the Fronting Bank, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 2.13 and Section 9.03. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender, any L/C Issuer, the Several L/C Agent or the Fronting Bank any plan of reorganization, arrangement, adjustment or composition affecting the obligations hereunder or the rights of any Lender, any L/C Issuer, the Several L/C Agent, or the Fronting Bank to authorize the Administrative Agent to vote in respect of the claim of any Lender any L/C Issuer, the Several L/C Agent, or the Fronting Bank in any such proceeding. 8.10 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender Party, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Party in Same Day Funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the applicable Federal Funds and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Party promptly upon determining that any payment made to such Lender Party comprised, in whole or in part, a Rescindable Amount. ARTICLE IX MISCELLANEOUS 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, which such telephonic notices must be made directly to an individual and shall in no event be effective merely by leaving a voicemail message (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail, as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower, the Administrative Agent, the Several L/C Agent or the Fronting Bank to its address, facsimile number, electronic mail address or telephone number specified for such Person set forth on Schedule 9.01 (and which Schedule shall contain a domestic United States address for purposes of notices to be delivered by the Borrower to the Administrative Agent, the Several L/C Agent or the Fronting Bank); and

95 202207671_6 (ii) if to any other Lender or Swing Line Lender, to it at its address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower, and which Administrative Questionnaire shall contain a domestic United States address for purposes of notices to be delivered by the Borrower to such Lender or Swing Line Lender). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). (b) Notices and other communications to the Lenders, the Fronting Bank and the Several L/C Agent hereunder may be delivered or furnished by electronic communications (including e- mail, FpML messaging, and Internet or intranet websites, including the Platform) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent, the Fronting Bank, the Several L/C Agent and the applicable Lender. The Administrative Agent, the Several L/A Agent, the Fronting Bank or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed of an acknowledgement from the intended recipient (such as by the -mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agent Parties the Borrower, any Lender, the Fronting Bank, the Several L/C Agent or any other Person for damages arising from the use by others of Borrower Materials obtained through the Platform or any other electronic telecommunication or other transmission systems, other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Agent Party as determined by a court of competent jurisdiction; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

96 202207671_6 (d) Each of the Borrower, the Administrative Agent, each Swing Line Lender, the Fronting Bank and the Several L/C Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, each Swing Line Lender, the Fronting Bank and the Several L/C Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause r similar designation on the content declaration screen of the Platform in order to enable such applicable law, including United States Federal and state securities laws, to make reference to Borrower that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) The Administrative Agent, each Swing Line Lender, the Fronting Bank, the Several L/C Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices, Committed Borrowing Requests, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify Administrative Agent, each Swing Line Lender, the Fronting Bank, the Several L/C Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower, other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such indemnified Person as determined by a court of competent jurisdiction. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Fronting Bank, the Several L/C Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Fronting Bank, the Several L/C Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Fronting Bank, the Several L/C Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time. (b) Except as provided in Section 2.15(b), no amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and the Borrower, as the case may be, and each such waiver or consent shall be effective only in

97 202207671_6 the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (i) waive any condition set forth in Section 4.01 (other than Section 4.01(f)) without the written consent of each Lender; (ii) without limiting the generality of clause (i) above, waive any condition set forth in Section 4.02 as to any Borrowing under a particular Facility without the written consent of the Required USD Lenders or the Required MC Lenders, as the case may be; (iii) extend or increase the USD Commitment or MC Commitment of any Lender (or reinstate any USD Commitment or MC Commitment terminated pursuant to Article VII) without the written consent of such Lender; (iv) postpone any date fixed by this Agreement for any payment of principal, interest or fees due to any Lender hereunder without the written consent of such Lender; (v) reduce the principal of, or (except as provided in Section 2.15(b)) the rate of interest specified herein on, any Loan or L/C Advance owed to any Lender or (subject to clause (iii) of the second proviso to this Section 9.02) any fees owed to any Lender without the written consent of such Lender; provided, however, that (x) only the consent , (y) only the consent of the Required USD Lenders shall be necessary to waive any obligation of the Borrower to pay interest under the USD Credit Facility at the Default Rate and (z) only the consent of the Required MC Lenders shall be necessary to waive any obligation of the Borrower to pay interest or Letter of Credit Fees under the MC Credit Facility at the Default Rate; (vi) change Section 2.19(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender; or (vii) required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (y) of this Section 9.02(b)(vii)), without the written consent of each Lender or (y) the or consent of each Lender under the applicable Facility; (viii) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the USD Credit Facility, the Required USD Lenders and (ii) if such Facility is the MC Credit Facility, the Required MC Lenders; (ix) amend Section 1.06 the written consent of each Lender directly affected thereby; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement; (ii) no amendment, waiver or consent shall, unless in writing and signed by the respective Swing Line Lender in addition to the Lenders required above, affect the rights

98 202207671_6 or duties of such Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Several L/C Agent and/or the Fronting Bank (as the case may be) in addition to the Lenders required above, affect the rights or duties of the Several L/C Agent and/or the Fronting Bank under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; and (iv) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the USD Commitment or MC Commitment, as applicable, of such Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment, consent or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything to the contrary herein, (x) amendments and other modifications entered into pursuant to Section 2.22 shall only be required to be executed by the Administrative Agent and the Borrower and (y) additions of Alternative Currencies to the MC Credit Facility shall require the consent of the parties described in Section 1.06 and (z) Tranche Conversions shall only require the consent of the parties described in Section 2.10. The Borrower shall promptly deliver a copy to the Administrative Agent of any amendment, waiver or consent which was not required to be executed by the Administrative Agent pursuant to this Section. Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders affected thereby to amend the Section 1.06 solely to add additional currency options and the applicable interest rate with respect thereto, in each case solely to the extent permitted pursuant to Section 1.06. Notwithstanding anything to the contrary herein, this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or the Arrangers, including the reasonable fees, charges and disbursements of one counsel (selected by the Administrative Agent) for the Administrative Agent and the Arrangers (taken as a whole), in connection with the syndication of the credit facilities provided for herein, the preparation and administration (in the case of the Administrative Agent only) of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out of pocket expenses incurred by an Applicable Issuing Party in connection with the issuance, amendment, renewal or extension of any Letter of Credit issued for the

99 202207671_6 - of-pocket expenses incurred by the Administrative Agent, the Fronting Bank, the Several L/C Agent, the L/C Issuers or, during the continuance of any Event of Default, any Lender (including, without limitation, the reasonable documented fees and disbursements of one counsel (selected by the Administrative Agent) to the Administrative Agent and the Lenders, taken as a whole, and in the case of a conflict of interest, one additional counsel to all such affected Persons similarly situated, taken as a whole (and, if reasonably necessary, of one local counsel and one applicable regulatory counsel in each relevant jurisdiction to all such affected Persons, taken as a whole)), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be executed and delivered by the Borrower in favor of the Administrative Agent or any Lender, in each case in its capacity as such hereunder. (b) The Borrower shall indemnify the Administrative Agent, the Arrangers and each Lender, each L/C Issuer, the Fronting Bank, and the Several L/C Agent, and each Related Party of any of Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees and disbursements of one counsel (selected by the Administrative Agent) to the Indemnitees, taken as a whole, and in the case of a conflict of interest, one additional counsel to all affected Indemnitees similarly situated, taken as a whole (and, if reasonably necessary, of one local counsel and one applicable regulatory counsel in each relevant jurisdiction to all such Indemnitees, taken as a whole)) incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any documents to be executed and delivered by the Borrower in favor of the Administrative Agent, the Fronting Bank, the Several L/C Agent, the L/C Issuers or any Lender, in each case in its capacity as such hereunder reliance on any Communication executed using an Electronic Signature or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or, with respect to the Administrative Agent, the Arrangers and their Related Parties, the execution and delivery of the Agent Fee Letter, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Applicable Issuing Party or any applicable L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), or, with respect to the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (w) are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (x) relate to Taxes, which shall be governed solely by Section 2.18 or (y) result from a claim brought by the Borrower against an Indemnitee for material breach of such favor on such claim as determined by a court of competent jurisdiction or (z) result from a dispute solely among Indemnitees (not arising as a result of any act or omission by the Borrower or any of its Subsidiaries) other than claims against any of the Administrative Agent, Arrangers, Fronting Bank, Several L/C Agent, L/C Issuers or Lenders in its capacity or in fulfilling its role as the Administrative Agent, an Arranger, Swing Line Lender, Fronting Bank, Several L/C Agent, L/C Issuer, respectively, or any similar role hereunder. In the case of an investigation, litigation or proceeding to which the indemnity in this Section 9.03(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or any other person or whether or not an Indemnitee is otherwise a party thereto. Notwithstanding any other provision of this Agreement, no Indemnitee shall be liable for any damages arising from the use by others of information or other materials obtained through electronic telecommunications or other information transmission systems, other than for direct or actual damages

100 202207671_6 resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Fronting Bank, the Several L/C Agent or any Related Party of the forgoing ragraph (a) or (b) of this Section 9.03, each Lender severally agrees to pay to the Administrative Agent, the Fronting Bank, the Several L/C Agent, that the applicable unreimbursed expense or indemnity payment is sought) of such amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Fronting Bank or the Several L/C Agent in connection with such capacity. The obligations of the Lenders under this subsection (c) are several and not joint. (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, and no Indemnitee shall assert, and by accepting the benefits of the Agreement waives, any claim against the Borrower or its Subsidiaries (except to the extent event, include any Indemnitee) claims), in each case, on any theory of liability, for lost profits or special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) All amounts due under this Section 9.03 shall be payable promptly after written demand therefor. (f) The agreements in this Section shall survive the resignation of the Administrative Agent, the Fronting Bank and the Several L/C Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 9.04 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Fronting Bank, the Several L/C Agent, each L/C Issuer and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Several L/C Agent, the L/C Issuers, the Fronting Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its USD Commitment or MC Commitment and the Loans (including for purposes of this subsection (b),

101 202207671_6 participations in Swing Line Loans) at the time owing to it, and direct obligations under and L/C Advances or participations in L/C Obligations at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the Commitment under the MC Credit Facility or the Loans at the time owing to it under any Facility or in the case of an assignment to a Lender or an affiliate of a Lender, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the USD Commitment (which for this purpose includes USD Committed Loans outstanding thereunder), MC Commitment (which for this purpose includes MC Loans outstanding thereunder) or if the USD Commitment or MC Commitment, as applicable, is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such in the Assignment and Assumption, as of the Trade Date, shall not be less than $25,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents. (ii) Proportionate Amounts. Each partial assignment shall be made as an this Agreement with respect to the Loans or the USD Commitment or MC Commitment, as applicable, assigned, except that this clause (ii) shall not (A) apply to rights in respect of any Swing Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, except that: (A) the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (1) an Event of Default described in clauses (a), (b), (h), or (i) of Article VII has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after the written notice of the request for its consent; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required if (x) such assignment in respect of the USD Credit Facility is to be a Person that is not a Lender with a USD Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (y) such assignment in respect of the MC Credit Facility is to be a Person that is not a Lender with an MC Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

102 202207671_6 (C) the consent of each of the Fronting Bank and the Several L/C Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment in respect of the MC Credit Facility; and (D) the consent of each Swing Line Lender (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment in respect of the MC Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 payable by the Assignor or the Assignee; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and unless otherwise agreed between the assigning Lender and such Assignee, if any Several Letters of Credit are outstanding, all such outstanding Letters of Credit are either amended or replaced to give effect to such assignment on the applicable Trade Date. (v) No Assignment to Borrower. No such assignment shall be made to the (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person. (vii) No Assignment to Defaulting Lenders. No such assignment shall be made to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause. (viii) No Assignment to Non-Lenders. No such assignment of any Loan shall be made to any Person unless such Person (other than a natural Person) is engaged in making loans and similar extensions of credit in the ordinary course of its business. In no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any Person meets the criteria described in this clause. (ix) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Fronting Bank, the Several L/C Agent, or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans, obligations under Several Letters of Credit and participations in Swing Line Loans and Fronted Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event

103 202207671_6 that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.16, 2.17, 2.18, and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a promissory note in the applicable form attached hereto to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at its office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the USD Commitment of, the MC Commitment of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant Register absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as the owner of its interest hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Several L/C Agent, the Fronting Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of a duly completed Assignment Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, Participant (including all or a portion of its USD Commitment, MC Commitment and/or the Loans owing to it Swing Line Loans), or L/C Obligations and/or L/C Advances owing to it); provided such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Several L/C Agent, the Fronting Bank and the Le

104 202207671_6 rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.03(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 9.02(b)(i) through (vii) that affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.16, 2.17 and 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. Subject to subsection (e) of this Section, to the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.19 as though it were a Lender. Each Lender that sells a participation shall, acting solely as a non-fiduciary agent (solely for tax purposes) of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) Participant Register provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and a Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 2.16 or 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such d be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.18 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.18 as though it were a Lender. Each Participant shall be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 9.08 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.04(b) request, in the Register as if the Participant were an assignee, it being understood that the participation shall not be entered in the Register until such time as the Participant wishes to be entitled to the benefits of Sections 2.16, 2.17, 2.18 or 9.08. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under any promissory note executed in connection herewith) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Assignments by Swing Line Lenders. Notwithstanding anything to the contrary contained herein and without limiting any Swing MC Loans or its commitment to make Swing Line Loans at any time, in the event of any assignment by a

105 202207671_6 Swing Line Lender of all of its MC Commitment and MC Loans at a time when an Event of Default described in clauses (a), (b), (h) or (i) of Article VII has occurred and is continuing (or at such other time with the consent of the Borrower, such consent not to be unreasonably withheld) such Swing Line Lender may resign as a Swing Line Lender; provided that, in the case of any such resignation, (x) such Swing Line Swing hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make MC Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.07(c) and (y) the Borrower shall be entitled to appoint from among the Lenders (which such Lenders may accept such appointment in their sole discretion) a successor Swing Line Lender hereunder, provided, however, that no failure by the Borrower to appoint any such successor shall affect such resignation of such Swing Line Lender. In the event of any assignment by any Swing Line Lender of its MC Commitment and MC Loans where the assignee party has not assumed such Swing Swing Line Loans, such Swing Line Lender shall retain Swing the Lenders to make MC Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.07(c), and, until any resignation as a Swing Line Lender as permitted herein, shall Swing . (h) Resignation as Several L/C Agent or Fronting Bank After Assignment or Request. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its MC Commitment and MC Loans pursuant to subsection (b) notice to the Borrower and the Lenders, resign as Several L/C Agent and/or Fronting Bank. In the event of any such resignation as Several L/C Agent and/or Fronting Bank, the Borrower shall be entitled to appoint from among the Lenders a successor Several L/C Agent and/or Fronting Bank hereunder. If Bank of America resigns as Fronting Bank and Several L/C Agent, it shall retain all the rights, powers, privileges and duties of the Fronting Bank and Several L/C Agent hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Fronting Bank and Several L/C Agent and all L/C Obligations with respect thereto (including the right to require the Lenders to make L/C Advances pursuant to Section 2.09(c)). Upon the appointment of a successor Fronting Bank and Several L/C Agent (which such appointment shall be subject to the consent of such Fronting Bank or Several L/C Agent), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Fronting Bank and Several L/C Agent, and (b) the successor Fronting Bank and Several L/C Agent shall issue letters of credit in substitution for (or amendments of) the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Fronting Bank, the Several L/C Agent, any L/C Issuer or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other Obligation or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit shall remain outstanding and so long as the Aggregate Commitments have not expired or terminated. The provisions of Sections 2.16, 2.17, 2.18 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, and the Aggregate Commitments or the termination of this Agreement or any provision hereof.

106 202207671_6 9.06 Counterparts: Integration: Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or enforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.07, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by bankruptcy or insolvency laws, as determined in good faith by the Administrative Agent, the Fronting Bank and the Swing Line Lenders and the Borrower, then such provisions shall be deemed to be in effect only to the extent not so limited. 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Administrative Agent, the Fronting Bank, the Several L/C Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender, the Administrative Agent, the Fronting Bank, the Several L/C Agent or such L/C Issuer, respectively, to or for the credit or the account of the Borrower (other than customer deposits, security deposits and other moneys, instruments and accounts held by the Borrower in trust for or for the benefit of others) against any of and all the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender, the Fronting Bank, the Several L/C Agent or such L/C Issuer, irrespective of whether or not such Lender, the Fronting Bank, the Several L/C Agent or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations may be contingent or unmatured; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.24 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Fronting Bank, the Several L/C Agent, the L/C Issuers and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations hereunder or under any other Loan Document owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Fronting Bank, the Several L/C Agent and each L/C Issuer under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender, the Fronting Bank, the Several L/C Agent and each L/C Issuer may have. Each Lender, the Fronting Bank, the Several L/C Issuer and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 9.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY

107 202207671_6 CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (c) THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 9.09. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

108 202207671_6 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. 9.12 Confidentiality. Each of the Administrative Agent, the Fronting Bank, the Several L/C Agent, the L/C Issuers and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Related Parties who have a need to know such information (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential on terms substantially similar to this Section), (b) to the extent required or demanded by any Governmental Authority, regulatory authority, self-regulatory authority or representative thereof, in each case purporting to have jurisdiction over the Administrative Agent, the Fronting Bank, the Several L/C Agent, such L/C Issuer or such Lender, so long as reasonable efforts are made that such information is accorded confidential treatment or required by applicable laws or regulations or by any subpoena or similar legal process, or to the extent reasonably required in connection with any litigation relating to this Agreement or any Loan Document to which the Administrative Agent, the Fronting Bank, the Several L/C Agent, any L/C Issuer or any Lender is a party, , (c) to any other party to this Agreement, (d) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to (A) any Lender who is an assignee of or Participant in, or any prospective Lender of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, provided that in the case of any prospective swap or derivative transaction to be entered into by the Borrower or any Subsidiary, such swap or derivative transaction is initiated by the Borrower, (f) with the consent of the Borrower, (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to the Administrative Agent, the Fronting Bank, the Several L/C Agent, any L/C Issuer or any Lender on a nonconfidential basis from a source other than the Borrower or its Subsidiaries, (h) to the extent such Information was available to the Administrative Agent, the Fronting Bank, the Several L/C Agent, such L/C Issuer or such Lender on a non-confidential basis prior to its disclosure by or on the behalf hereunder, or subsequently becomes available to such Person on a non-confidential basis from a person other than the Borrower or any Subsidiary or a third party on the who is not known by such Person to be bound by a confidentiality agreement with the Borrower or any Subsidiary with respect to such Information or (i) on a confidential basis to the CUSIP Service Bureau or any similar agency as necessary in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder. For the purposes of this Section 9.12 information received from the Borrower relating to the Borrower, its Subsidiaries or their respective businesses, other than any such information that is available to the Administrative Agent, the Fronting Bank, or any Lender from a public source prior to disclosure by the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same reasonable degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Fronting Bank, the Several L/C Agent, the L/C Issuers and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable law, including United States Federal and state securities Laws.

109 202207671_6 For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any Person. 9.13 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October Act which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to -money laundering rules and regulations, including the Act. 9.14 No Advisory or Fiduciary Responsibility. In connection with this Agreement or any promissory note delivered hereunder (including in connection with any amendment, waiver or other understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Fronting Bank, the Several L/C Agent, the Lenders, the L/C Issuers and the -length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Fronting Bank, the Several L/C Agent, the Lenders, the L/C Issuers and the Arrangers, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby; (ii) (A) the Administrative Agent, the Fronting Bank, the Several L/C Agent, the Lenders, the L/C Issuers and the Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, the Fronting Bank, the Several L/C Agent, any L/C Issuer, any Lender nor any Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein; and (iii) the Administrative Agent, the Fronting Bank, the Several L/C Agent, the L/C Issuers, the Lenders and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Fronting Bank, the Several L/C Agent, any L/C Issuer, any Lender nor any Arranger has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Fronting Bank, the Several L/C Agent, any L/C Issuer, any Lender or any Arranger with respect to any breach or alleged breach of agency or fiduciary duty (except for any agency or fiduciary duty obligations expressly agreed in writing by the relevant parties) in connection with this Agreement or any other Loan Document. 9.15 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the Judgment Currency Agreement Currency Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any

110 202207671_6 sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable law). 9.16 Electronic Execution. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower and each of the Administrative Agent and the Lender Parties agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more Electronic Copy be deemed created i document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, any L/C Issuer nor any Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, any L/C Issuer and/or any Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Administrative Agent, nor any L/C Issuer or any Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidanc such such Swingline tronic means). The Administrative Agent, each L/C Issuer and each Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

111 202207671_6 The Borrower and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement or any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender Party and each Related Party for any liabilities arising solely from gnatures, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 9.17 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such the Letters of Credit, any USD Commitment, any MC Commitment or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is and performance of the Loans, the Letters of Credit, the USD Commitments, the MC Commitments and this Agreement, (iii) -14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the USD Commitments, the MC Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the USD Commitments, the MC Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with e into, participation in, administration of and performance of the Loans, the Letters of Credit, the USD Commitments, the MC Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x)

112 202207671_6 represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, any Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender the Letters of Credit, the USD Commitments, the MC Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.18 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 9.19 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other QFC Credit Suppor Supported QFC the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated U.S. Special Resolution Regimes Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support

113 202207671_6 (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 9.19, the following terms have the following meanings: BHC Act Affiliate under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. Covered Entity defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). Default Right accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. QFC interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Swap Contract means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such Master Agreement obligations or liabilities under any Master Agreement. [Remainder of page left blank intentionally; signature pages follow.]

CME Group Inc. Amended and Restated Credit Agreement Signature Page IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. BORROWER: CME GROUP INC. By: /s/ Bryan McBlaine Name: Bryan McBlaine Title: Managing Director, Treasurer

CME Group Inc. Amended and Restated Credit Agreement Signature Page ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent and Several L/C Agent By: /s/ Liliana Claar Name: Liliana Claar Title: Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page LENDERS: BANK OF AMERICA, N.A., as the Fronting Bank, a Swing Line Lender and a Lender By: /s/ Maryanne Fitzmaurice Name: Maryanne Fitzmaurice Title: Director

CME Group Inc. Amended and Restated Credit Agreement Signature Page BANK OF CHINA, NEW YORK BRANCH, as a Swing Line Lender and a Lender By: /s/ Raymond Qiao Name: Raymond Qiao Title: Executive Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page BARCLAYS BANK PLC, as a Swing Line Lender and a Lender By: /s/ Ronnie Glenn Name: Ronnie Glenn Title: Director

CME Group Inc. Amended and Restated Credit Agreement Signature Page BMO BANK N.A., as a Swing Line Lender and a Lender By: /s/ Adam Tarr Name: Adam Tarr Title: Managing Director

CME Group Inc. Amended and Restated Credit Agreement Signature Page CITIBANK, N.A., as a Swing Line Lender and a Lender By: /s/ Maureen Maroney Name: Maureen Maroney Title: Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page JPMORGAN CHASE BANK, N.A., as a Swing Line Lender and a Lender By: /s/ Ibrahim Khan Name: Ibrahim Khan Title: Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page LLOYDS BANK CORPORATE MARKETS PLC, as a Swing Line Lender and a Lender By: /s/ Tina Wong Name: Tina Wong Title: Assistant Vice President By: /s/ Catherine Lim Name: Catherine Lim Title: Assistant Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page MUFG BANK, LTD., as a Swing Line Lender and a Lender By: /s/ Jeanne Horn Name: Jeanne Horn Title: Managing Director

CME Group Inc. Amended and Restated Credit Agreement Signature Page THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Swing Line Lender and a Lender By: /s/ Tracy J. Win Name: Tracy J. Win Title: Attorney In Fact

CME Group Inc. Amended and Restated Credit Agreement Signature Page U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Stephen Heinen Name: Stephen Heinen Title: Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Swing Line Lender and a Lender By: /s/ Jared K. Mizak Name: Jared K. Mizak Title: Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender By: /s/ Xiaoxing Huang Name: Xiaoxing Huang Title: Vice President By: /s/ Name Title: Executive Director

CME Group Inc. Amended and Restated Credit Agreement Signature Page BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a Lender By: /s/ Weijie Wang Name: Weijie Wang Title: Deputy General Manager

CME Group Inc. Amended and Restated Credit Agreement Signature Page DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Ming K Chu Name: Ming K Chu Title: Director By: /s/ Marko Lukin Name: Marko Lukin Title: Vice President

CME Group Inc. Amended and Restated Credit Agreement Signature Page GOLDMAN SACHS BANK USA, as a Lender By: /s/ Ananda DeRoche Name: Ananda DeRoche Title: Authorized Signatory

CME Group Inc. Amended and Restated Credit Agreement Signature Page STANDARD CHARTERED BANK, as a Lender By: /s/ Brendan Heneghan Name: Brendan Heneghan Title: Executive Director, Financing Solutions

CME Group Inc. Amended and Restated Credit Agreement Signature Page THE NORTHERN TRUST BANK, as a Lender By: /s/ Lisa DeCristofaro Name: Lisa DeCristofaro Title: SVP